As filed with the Securities and Exchange Commission

on February 27, 2008

Securities Act File No. 33-98102

Investment Company Act File No. 811-1743

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.

Post-Effective Amendment No. 23	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 36

(Check appropriate box or boxes)	☒

THE SPECTRA FUNDS

(a Massachusetts business trust)

(Exact Name of Registrant as Specified in Charter)

111 FIFTH AVENUE, NEW YORK, NEW YORK	10003
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: 212-806-8800

HAL LIEBES, ESQ.

FRED ALGER MANAGEMENT, INC.

111 FIFTH AVENUE,

2ND FLOOR

NEW YORK, NY 10003

(Name and Address of Agent for Service)

COPY TO:

STUART H. COLEMAN, ESQ.

GARY L. GRANIK, ESQ.

STROOCK & STROOCK & LAVAN LLP

180 MAIDEN LANE

NEW YORK, NEW YORK 10038-4982

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b),

☒	on February 28, 2008 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on [date] pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on [date] pursuant to paragraph (a)(2) of Rule 485.

AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS

If appropriate, check the following box:

☐       This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Spectra Fund | Spectra Green Fund | Spectra Alchemy Fund | Spectra International Opportunities Fund | Spectra Technology Fund |

The Spectra Funds

Prospectus Enclosed

March 1, 2008

This is not part of the prospectus.

Enclosed is the current prospectus.
Please keep it with other investment records for reference.

This is not part of the prospectus.

Spectra Fund | Spectra Green Fund | Spectra Alchemy Fund | Spectra International Opportunities Fund | Spectra Technology Fund |

THE SPECTRA FUNDS

Class N Shares

PROSPECTUS

March 1, 2008

As with all mutual funds, the Securities and Exchange Commission has not determined if the information in this Prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to represent otherwise.

An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

TABLE OF CONTENTS

1	Risk/Return Summary: Investments, Risks & Performance

	Investments	1

	Risks	5

	Performance	6

10	Fees and Expenses

12	Hypothetical Investment & Expense Information

13	Additional Information About the Fund's Investments

14	Management and Organization

18	Shareholder Information

	Distributor	18

	Transfer Agent	18

	Net Asset Value	18

	Purchasing and Redeeming Fund Shares	19

	Dividends and Distributions	19

	Class of Fund Shares	20

21	Investment Instructions

	To Open an Account	21

	To Make Additional Investments in an Existing Account	21

	To Exchange Shares	22

	To Redeem Shares	23

24	Limitations on Excessive Trading

25	Disclosure of Portfolio Holdings

26	Other Information

27	Financial Highlights

Back Cover:	For Fund Information

Fred Alger & Company, Incorporated Privacy Policy (not part of this prospectus)

RISK/RETURN SUMMARY:

Investments, Risks & Performance

INVESTMENTS: THE SPECTRA FUNDS

The investment objective, principal strategy and primary risks of each Fund are discussed individually below. Each of the Funds invests primarily in equity securities of all capitalizations, such as common or preferred stocks. Each of the Funds invests primarily in "growth" stocks. The Funds' Manager, Fred Alger Management, Inc., ("Alger Management" or the "Manager") believes that these companies tend to fall into one of two categories:

•  HIGH UNIT VOLUME GROWTH

Vital, creative companies which offer goods or services to a rapidly-expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing product line.

•  POSITIVE LIFE CYCLE CHANGE

Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger and acquisition.

The Funds may invest in companies of any market capitalization. The market capitalization of a company is its price per share multiplied by its number of outstanding shares.

Each Fund's portfolio manager(s) may sell a stock when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive. As a result of this disciplined investment process, each Fund may engage in active trading of portfolio securities. If a Fund does trade in this way, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on an invest ment. Active trading may also increase short-term gains and losses, which may affect the taxes a shareholder has to pay.

Each of the Funds may, but is not required to, purchase put and call options and sell (write) covered put and call options on securities and securities indexes to increase gain or to hedge against the risk of unfavorable price movements.

Each of the Funds can leverage, that is, borrow money to buy additional securities. By borrowing money, a Fund has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

Each Fund's investment objective may be changed by the Board of Trustees without shareholder approval.

Spectra Fund

INVESTMENT OBJECTIVE: The Fund seeks long-term capital appreciation.

PRINCIPAL STRATEGY: The Fund invests primarily in the equity securities of companies of any size that the Manager believes demonstrate promising growth potential.

RISKS: The Fund's primary risks are those summarized below in "Risks Applicable to each Fund."

Spectra Green Fund ("Green Fund")

INVESTMENT OBJECTIVE: The Fund seeks long-term capital appreciation.

PRINCIPAL STRATEGY: Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies of any size that, in the opinion of the Manager, conduct their business in an environmentally sustainable manner, while demonstrating promising growth potential. The Fund will provide shareholders with at least 60 days' prior notice of any change with respect to this policy. These are companies that have shown a commitment to environmental sustainability as demonstrated through their business strategies, practices or investments. The Fund seeks to invest in companies that have developed or are developing or marketing products or services that address human needs without undermining nature's ability to support our economy into the future.

The Fund's investment strategy consists of fundamental analysis combined with an environmental sustainability investment process. In selecting stocks, the Manager uses fundamental analysis to identify innovative and dynamic companies and uses screens that identify and rank stocks within an industry or sector based on several sustainability characteristics.

RISKS: In addition to the risks described below in "Risks Applicable to each Fund," the Fund's environmental sustainability investment criteria may limit the number of investment opportunities available to the Fund, and as a result, at times the Fund's returns may be less than those of funds that are not subject to such special investment considerations. Moreover, companies that promote environmentally sensitive programs may not perform as well as companies that do nor pursue such goals.

Spectra Alchemy Fund ("Alchemy Fund")

INVESTMENT OBJECTIVE: The Fund seeks long-term capital appreciation.

PRINCIPAL STRATEGY: Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The Fund will provide shareholders with at least 60 days' prior notice of any change with respect to this policy. The Fund may invest in companies of any market capitalization, from larger, well-established companies to small, emerging growth companies. The Fund's benchmark is the Russell 3000® Growth Index, which is an index of common stocks designed to track performance of companies with greater than average growth orientation in general.

The equity research analysts of the Manager select investments for the Fund that represent investment ideas in all market capitalizations, styles and geographies. Although the analysts may find investment ideas anywhere in the world, the analysts may emphasize investments in securities of U.S. issuers. Each analyst will be allocated a percentage of the Fund's total assets and will have such allocation rebalanced on a periodic basis – at least annually – by the Fund's Chief Investment Officer.

The Fund may invest in securities of companies whose principal business activities are located in emerging market countries.

The Fund may, but is not required to, use derivatives, such as futures, options and forward contracts, as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk, or as part of a hedging strategy.

RISKS: In addition to the risks described below in "Risks Applicable to each Fund," the Fund is a non-diversified investment company, which means that a relatively high percentage of the Fund's assets may be invested in a limited number of issuers. Therefore, the Fund's performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political or regulatory occurrence than a fund that has a more diversified portfolio.

The Fund's performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

The securities of issuers located in emerging markets can be more volatile, and less liquid, than those of issuers in more mature economies. Investing in emerging markets involves higher levels of risk, including increased currency, information, liquidity, market, political and valuation risks. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the Fund to operational and other risks as well. Some countries may have restrictions that could limit the Fund's access to attractive opportunities. Additionally, emerging markets often face serious economic problems (such as high external debt, inflation and unemployment) that could subject the Fund to increased volatility or substantial declines in value.

Investment in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the Fund and denominated in those currencies. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

Spectra International Opportunities Fund ("International Fund")

INVESTMENT OBJECTIVE: The Fund seeks long-term capital appreciation.

PRINCIPAL STRATEGY: Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities, including common stocks, American Depositary Receipts and Global Depositary Receipts, of foreign companies. The Fund will provide shareholders with at least 60 days' prior notice of any change with respect to this policy. Foreign companies are companies (i) that are organized under the laws of a foreign country; (ii) whose principal trading market is in a foreign country; or (iii) that have a majority of their assets, or that derive a significant portion of their revenue or profits from businesses, investments or sales, outside the United States.

The Fund generally invests in at least three foreign countries, and, at times, may invest a substantial portion of its assets in a single foreign country. The Fund may invest in companies of any market capitalization, from larger, well-established companies to small, emerging growth companies. The Fund's benchmark is the Morgan Stanley Capital International (MSCI®) Europe, Australasia and Far East (EAFE®) Index, which is an unmanaged, market capitalization-weighted index that is designed to measure the performance of publicly traded stocks issued by companies in developed markets, excluding the United States and Canada. While the MSCI EAFE Index excludes stocks of Canadian companies, the Fund may invest in such stocks. The Fund also uses MSCI All Country World Index ex U.S. as a benchmark. The MSCI All Country World Index includes 48 markets.

The Fund may invest in securities of companies whose principal business activities are located in emerging market countries.

The Manager seeks investment opportunities in companies with fundamental strengths that indicate the potential for sustainable growth. The Manager focuses on individual stock selection, building the Fund's portfolio from the bottom up through extensive fundamental research. In addition to using fundamental research, the Manager employs a "quantitative" investment approach to selecting investments. A quantitative investment approach relies on financial models and computer databases to assist in the stock selection process. Proprietary computer models are capable of rapidly ranking a large universes of eligible investments using an array of traditional factors applied in financial analysis, such as cash flow, earnings growth, and price to earnings ratios, as well as other non-traditional factors.

RISKS: In addition to the risks described below in "Risks Applicable to each Fund," the Fund's performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

The securities of issuers located in emerging markets can be more volatile, and less liquid, than those of issuers in more mature economies. Investing in emerging markets involves higher levels of risk, including increased currency, information, liquidity, market, political and valuation risks. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the Fund to operational and other risks as well. Some countries may have restrictions that could limit the Fund's access to attractive opportunities. Additionally, emerging markets often face serious economic problems (such as high external debt, inflation and unemployment) that could subject the Fund to increased volatility or substantial declines in value.

Investment in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the Fund and denominated in those currencies. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

Spectra Technology Fund ("Technology Fund")

INVESTMENT OBJECTIVE: The Fund seeks long-term capital appreciation.

PRINCIPAL STRATEGY: Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in equity securities of companies of any market capitalization that are principally engaged in the technology sector. The Fund will provide shareholders with at least 60 days' prior notice of any change with respect to this policy. A company will be considered to be principally engaged in the technology sector if it derives at least 50% of its earnings or revenues from, or devotes at least 50% of its assets to, activities in any area of the technology sector, including, but not limited to, computers, semiconductors, electronics, communications, health care or biotechnology.

RISKS: In addition to the risks described below in "Risks Applicable to each Fund," since the Fund concentrates its investments in the technology sector, the value of the Fund's shares may be more volatile than mutual funds that do not similarly concentrate their investments. In addition, the comparative rapidity of product development and technological advancement in many areas of the sector may be reflected in greater volatility of the stocks of companies operating in those areas.

RISKS

Risks Applicable to each Fund

As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. A Fund's price per share will fluctuate due to changes in the market prices of its investments. Also, the value of a Fund's investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.

Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile.

If the Manager incorrectly predicts the price movement of a security or market, an option held by a Fund may expire unexercised and the Fund will lose the premium it paid for the option, or the Fund as the writer of an option may be required to purchase or sell the optioned security at a disadvantageous price or settle an index option at a loss. Also, an imperfect correlation between a hedge and the securities hedged may render the hedge partially ineffective.

Additionally, the following risks apply:

•  investing in companies of all capitalizations involves the risk that smaller issuers in which a Fund invests may have limited product lines or financial resources, or lack management depth.

•  the risk that the cost of borrowing money to leverage will exceed the returns for the securities purchased or that the securities purchased may actually go down in value; thus, a Fund's net asset value could decrease more quickly than if it had not borrowed.

•  the possibility that it may be difficult or impossible to liquidate a security position at a time and price acceptable to a Fund owing to the potentially less frequent trading of stocks of smaller market capitalization.

The Funds may use derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes and foreign currencies), and forward contracts. A small investment in derivatives could have a potentially large impact on a Fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by a Fund will not correlate with the underlying instruments or the Fund's other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms.

There may be additional risks applicable to a specific Fund because of its investment approach.

To the extent that a Fund invests in securities other than those that are its primary focus, the investment risks associated with such other investments are described in this Prospectus and the Statement of Additional Information. You should read that information carefully.

PERFORMANCE

The following bar charts and the tables beneath them give you some indication of the risks of investing in a Fund by showing changes in each Fund's performance from year to year and by showing how each Fund's average annual returns for the indicated periods compare with those of an appropriate benchmark of market performance. The tables assume reinvestment of dividends and distributions. In the tables below the bar charts, average annual returns for all Funds assume redemption at the end of each period shown and reflect all current applicable sales charges. The tables for all Funds also show the effect of taxes on each Fund's returns by presenting after-tax returns. These returns are calculated using the highest individual federal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes. A "Return After Taxes on Distributions and Sale of Fund Shares" may sometimes be higher than the other two return figures; this happens when there is a capital loss on redemption, giving rise to a tax benefit to the shareholder. Actual after-tax returns will depend on your specific situation and may differ from those shown. The after-tax returns shown will be irrelevant to investors owning Fund shares through tax-deferred accounts, such as IRAs or 401(k) plans. Remember that a Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

No performance information is included for Alchemy Fund or International Fund as neither Fund has completed a full year of operations at December 31, 2007.

Each index used in the tables is a broad index designed to track a particular market or market segment. No expenses, fees or taxes are reflected in the returns for the indexes, which are unmanaged. All returns for the indexes assume reinvestment of dividends and interest of the underlying securities that make up the respective index. Investors cannot invest directly in any index.

•  Russell 3000 Growth Index: An index of common stocks designed to track performance of companies with greater than average growth orientation in general.

•  Morgan Stanley Capital International (MSCI®) Europe, Australasia and Far East (EAFE®) Index: An unmanaged, market capitalization-weighted index that is designed to measure the performance of publicly traded stocks issued by companies in developed markets, excluding the United States and Canada.

•  S&P Goldman Sachs Technology Index Composite: A narrow technology industry-based index.

SPECTRA FUND

ANNUAL TOTAL RETURN as of December 31 (%)

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2007

	1 YEAR	5 YEARS	10 YEARS	20 YEARS	30 YEARS
Return Before Taxes	31.61%	21.30%	9.08%	15.26%	17.16	%*
Return After Taxes on Distributions	31.61%	21.30%	8.67%	12.37%	14.26	%*
Return After Taxes on Distributions and Sale of Fund Shares	20.55%	18.96%	7.87%	11.85%	14.02	%*
Russell 3000 Growth Index	11.39%	12.42%	3.82%	10.47%	N/A**

*  Spectra Fund operated as a closed-end fund from August 23, 1978 to February 12, 1996. The calculation of total return during that time assumes dividends were reinvested at market value.

**  The inception date of the Russell 3000 Growth Index is 1979.

GREEN FUND

Before Green Fund commenced operations, substantially all of the assets of another investment company advised by the Manager (Alger Green Institutional Fund) (the "Predecessor Fund"), a series of The Alger Institutional Funds, were transferred to the Green Fund in a tax-free reorganization. The reorganization occurred on January 11, 2007. The performance figures for the Green Fund's Class N shares include the performance of the Predecessor Fund's Class I shares prior to that date.

ANNUAL TOTAL RETURN as of December 31 (%)

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2007

	1 YEAR	5 YEARS	SINCE INCEPTION (12/4/00)
Return Before Taxes*	26.79%	19.86%	0.37%
Return After Taxes on Distributions*	25.23%	18.10%	(0.67)%
Return After Taxes on Distributions and Sale of Fund Shares*	17.60%	16.61%	(0.24)%
Russell 3000 Growth Index	11.39%	12.42%	0.50%

*  The performance for the Fund's Class N shares represents the performance of the Predecessor Fund's Class I shares. Prior to October 19, 2006, the Predecessor Fund was managed by different portfolio managers and followed different investment strategies under the name "Alger Socially Responsible Institutional Fund." Performance prior to October 19, 2006 reflects that management style and does not reflect the current investment personnel and strategies of the Predecessor Fund or the Green Fund.

TECHNOLOGY FUND

Before Technology Fund commenced operations, substantially all of the assets of another investment company advised by the Manager (SM&R Alger Technology Fund) (the "SM&R Fund"), a series of SM&R Investments, Inc., were transferred to the Technology Fund in a tax-free reorganization. The reorganization occurred on December 7, 2007. The performance figures for the Technology Fund's Class N shares include the performance of the SM&R Fund's Class A shares prior to that date. The chart assumes reinvestment of dividends and distributions. Dan C. Chung served as the portfolio manager of the SM&R Fund, and now serves as the Technology Fund's portfolio manager.

ANNUAL TOTAL RETURN* as of December 31 (%)

AVERAGE ANNUAL TOTAL RETURN* AS OF DECEMBER 31, 2007

	1 YEAR	5 YEARS	SINCE INCEPTION (9/1/00)
Return Before Taxes	25.52%	22.23%	(10.16)%
Return After Taxes on Distributions	20.01%	21.14%	(10.73)%
Return After Taxes on Distributions and Sale of Fund Shares	21.44%	19.59%	(8.21)%
Russell 3000 Growth Index	11.39%	12.42%	(4.04)%
S&P Goldman Sachs Technology Index Composite	16.27%	15.05%	(9.90)%

*  The performance of the Fund's Class N shares represents the performance of the Predecessor Fund's Class A Shares, without a front end sales load.

FEES AND EXPENSES

Investors incur certain fees and expenses in connection with an investment in a Fund. The following table shows the fees and expenses that you may incur if you buy and hold Class N shares of a Fund.

"Other Expenses" are based on estimated amounts for the current fiscal year.

	Spectra Fund		Green Fund	Alchemy Fund	International Fund	Technology Fund
Shareholder Fees (fees paid directly from your investment)
Redemption Fee* as a % of amount redeemed	2.00%		2.00%	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Advisory Fees	1.46%		0.71%	0.85%	1.00%	0.81%
Rule (12b-1) Fees	0.25	%†	0.25%†	0.25%	0.25%	0.25%
Other Expenses	0.36%		1.41%	1.40%	2.87%	0.62%
Total Annual Fund Operating Expenses	2.07%		2.37%	2.50%	4.12%	1.68%††
Fee Waiver and/or Expense Reimbursement**	0.57	%***	1.12%	1.30%	2.47%	0.28%
Net Expenses	1.50%		1.25%	1.20%	1.65%	1.40%

*  The Funds will charge a redemption fee of 2.00% on shares redeemed (including by exchange) within 30 days of purchase (including by exchange).

**  The Manager has contractually agreed to waive its fee and/or reimburse fund expenses through February 28, 2009 to the extent necessary to limit the total annual fund operating expenses of the Class N shares of Spectra Fund to 1.50% of the Fund's average daily net assets (excluding interest, taxes, brokerage, and extraordinary expenses); Green Fund to 1.25% of the Fund's average daily net assets (excluding interest, taxes, brokerage, and extraordinary expenses); Alchemy Fund to 1.20% of the Fund's average daily net assets (excluding interest, taxes, brokerage, and extraordinary expenses); International Fund to 1.65% of the Fund's average daily net assets (excluding interest, taxes, brokerage, and extraordinary expenses); and Technology Fund to 1.40% of the Fund's average daily net assets (excluding interest, taxes, brokerage, and extraordinary expenses). The Manager may recoup Advisory Fees waived pursuant to the contractual arrangement, but it may recoup fees only within the year from fees paid in that year. The Manager will not recoup reimbursements paid in previous years.

***  Effective December 1, 2006 through November 30, 2011, the Manager has contractually agreed to waive 0.30% of its Advisory Fee. The fee waiver in this table has been restated to reflect this waiver.

†  The Predecessor Fund's Class I shares were subject to a .25% Shareholder Servicing Fee and no Distribution Fee.

††  Estimated based upon an assumed net assets of $20,000,000.

EXAMPLES

The following example, which reflects the shareholder fees and operating expenses listed previously, is intended to help you compare the cost of investing in shares of a Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in shares of a Fund for the time periods indicated, regardless of whether or not you redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Spectra Fund	$153	$531	$969	$2,278
Green Fund	$127	$632	$1,164	$2,620
Alchemy Fund	$122	$654	$1,213	$2,738
International Fund	$168	$1,027	$1,901	$4,155
Technology Fund	$143	$502	N/A	N/A

Absent fee waivers and reimbursements, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Spectra Fund	$210	$649	$1,114	$2,400
Green Fund	$240	$739	$1,265	$2,706
Alchemy Fund	$253	$779	$1,331	$2,836
International Fund	$414	$1,252	$2,106	$4,306
Technology Fund	$171	$530	N/A	N/A

Each Fund may pay its Distributor, Fred Alger & Company, Incorporated (the "Distributor"), a shareholder servicing fee of 0.25% of the value of the Fund's average daily net assets for ongoing servicing and/or maintenance of shareholder accounts. For each Fund this fee is paid out of the Rule 12b-1 fee the Fund pays the Distributor for distribution and shareholder services provided to Class N shareholders. The Distributor may pay some or all of this fee, and an additional fee from its own resources, to other organizations that also provide servicing and/or maintenance of shareholder accounts.

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The chart below is intended to reflect the annual and cumulative effect of a Fund's expenses, including investment advisory fees and other Fund costs, on each Fund's total return over a 10-year period. The example assumes the following:

•  You invest $10,000 in shares of the Fund and hold it for the entire 10-year period; and

•  Your investment has a 5% return before expenses each year.

There is no assurance that the annual expense ratio will be the expense ratio for any Fund for any of the years shown. To the extent that the Manager and any of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary or other contractual arrangement, your actual expenses may be less. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios. Your actual returns and expenses are likely to differ (higher or lower) from those shown below.

Spectra Fund

	Class N	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio		1.50%	1.77%	1.77%	1.77%	1.77%	1.77%	1.77%	1.77%	1.77%	1.77%
Cumulative Gross Return		5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Net Return		3.50%	6.84%	10.29%	13.86%	17.53%	21.33%	25.25%	29.30%	33.47%	37.78%
End Investment Balance		$10,350	$10,684	$11,029	$11,386	$11,753	$12,133	$12,525	$12,930	$13,347	$13,778
Annual Expense		$153	$186	$192	$198	$205	$211	$218	$225	$233	$240

Green Fund

	Class N	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio		1.25%	2.37%	2.37%	2.37%	2.37%	2.37%	2.37%	2.37%	2.37%	2.37%
Cumulative Gross Return		5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Net Return		3.75%	6.48%	9.28%	12.15%	15.10%	18.13%	21.24%	24.43%	27.70%	31.06%
End Investment Balance		$10,375	$10,648	$10,928	$11,215	$11,510	$11,813	$12,124	$12,443	$12,770	$13,106
Annual Expense		$127	$249	$256	$262	$269	$276	$284	$291	$299	$307

International Fund

	Class N	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio		1.65%	4.12%	4.12%	4.12%	4.12%	4.12%	4.12%	4.12%	4.12%	4.12%
Cumulative Gross Return		5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Net Return		3.35%	4.26%	5.18%	6.10%	7.04%	7.98%	8.93%	9.89%	10.85%	11.83%
End Investment Balance		$10,335	$10,426	$10,518	$10,610	$10,704	$10,798	$10,893	$10,989	$11,085	$11,183
Annual Expense		$168	$428	$431	$435	$439	$443	$447	$451	$455	$459

Alchemy Fund

	Class N	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio		1.20%	2.50%	2.50%	2.50%	2.50%	2.50%	2.50%	2.50%	2.50%	2.50%
Cumulative Gross Return		5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Net Return		3.80%	6.40%	9.05%	11.78%	14.58%	17.44%	20.38%	23.39%	26.47%	29.63%
End Investment Balance		$10,380	$10,640	$10,905	$11,178	$11,458	$11,744	$12,038	$12,339	$12,647	$12,963
Annual Expense		$122	$263	$269	$276	$283	$290	$297	$305	$312	$320

Technology Fund

	Class N	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio		1.40%	1.68%	1.68%	1.68%	1.68%	1.68%	1.68%	1.68%	1.68%	1.68%
Cumulative Gross Return		5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Net Return		3.60%	7.04%	10.59%	14.26%	18.06%	21.98%	26.03%	30.21%	34.53%	39.00%
End Investment Balance		$10,360	$10,704	$11,059	$11,426	$11,806	$12,198	$12,603	$13,021	$13,453	$13,900
Annual Expense		$143	$177	$183	$189	$195	$202	$208	$215	$222	$230

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS

Options

A call option on a security gives the purchaser of the option the right, in return for a premium paid, to buy from the writer (seller) of the call option the security underlying the option at a specified exercise price during the term of the option. The writer is obligated upon exercise of the option to deliver the underlying security upon payment of the exercise price. A put option on a security gives the holder of the option, in return for the premium paid, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. The writer, who receives the premium, is obligated upon exercise of the option to buy the underlying security at the exercise price. An option on a stock index gives the holder the right to receive a cash settlement during the term of the option based on the amount, if any, by which the exercise price exceeds (if the option is a put) or is exceeded by (if the option is a call) the current value of the index, which is itself a function of the market values of the securities included in the index. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

A Fund may purchase a put option on a portfolio security to seek to protect against a decline in the market value of the security, or, if the Fund contemplates purchasing a security in the future, purchase a call option on the security in anticipation of an increase in the security's market value. When a Fund writes an option, if the market value of the underlying security does not move to a level that would make exercise of the option profitable to its holder, the option generally will expire unexercised and a Fund will realize as profit the premium it received. When a call option written by the Fund is exercised, the Fund will be required to sell the underlying securities to the holder at the exercise price and will not participate in any increase in the securities' value above that price. When a put option written by a Fund is exercised, the Fund will be required to purchase the underlying securities at a price in excess of their market value.

Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. Price movements in a Fund's portfolio securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and would depend in part on the ability of the Manager to predict correctly movements in the direction of a particular market or of the stock market generally. Because options on indexes require settlement in cash, a Fund might be forced to liquidate portfolio securities to meet settlement obligations.

Foreign Securities

Investing in foreign securities involves risks related to the political, social and economic conditions of foreign countries, particularly emerging market countries. These risks may include political instability, exchange control regulations, expropriation, lack of comprehensive information, national policies restricting foreign investment, currency fluctuations, less liquidity, undiversified and immature economic structures, inflation and rapid fluctuations in inflation, withholding or other taxes, and operational risks.

U.S. Government Securities

U.S. Government Obligations are bills, notes, bonds and other fixed-income securities issued by the U.S. Treasury; they are direct obligations of the U.S. Government and differ mainly in the length of their maturities. U.S. Government Agency Securities are issued or guaranteed by U.S. Government-sponsored enterprises and federal agencies. Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

Temporary Defensive and Interim Investments

In times of adverse or unstable market, economic or political conditions, each Fund may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents (such as commercial paper or money market instruments) for temporary defensive reasons. This is to attempt to protect the Fund's assets from a temporary, unacceptable risk of loss, rather than directly to promote the Fund's investment objective. A Fund may also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. A Fund may not achieve its investment objective while in a temporary defensive or interim position.

Other securities the Funds may invest in are discussed in the Fund's Statement of Additional Information.

MANAGEMENT AND ORGANIZATION

Manager

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003

The Manager has been an investment adviser since 1964, and manages investments totaling (at 12/31/07) approximately $12.1 billion in mutual fund assets as well as $3.2 billion in other assets. The Manager makes investment decisions for the Funds and continuously reviews the Funds' investment programs. These management responsibilities are subject to the supervision of the Board of Trustees. The Fund pays the Manager fees at these annual rates based on a percentage of average daily net assets: Spectra Fund – 1.46%; Green Fund – 0.71%; Alchemy Fund – 0.85%; International Fund – 1.00%; Technology Fund – 0.81%.

A discussion of the Trustees' basis for the approval of the investment advisory agreement between the Trust, on behalf of each Fund, and the Manager is available in the Trust's annual report to shareholders for the fiscal year ended October 31, 2007, except for Technology Fund, which will be available in the Fund's semi-annual report to shareholders for the period ending April 30, 2008.

Portfolio Managers Primarily Responsible for Day-to-Day Management of Portfolio Investments

Fund	Portfolio Manager(s)	Since
Spectra Fund	Patrick Kelly	September 2004
Green Fund	Christopher R. Walsh	Inception (10/19/06)
Alchemy Fund	Dan C. Chung	Inception (4/2/07)
International Fund	Dan C. Chung Gregory S. Adams	Inception (3/1/07) Inception (3/1/07)
Technology Fund	Dan C. Chung	Inception (12/7/07)*

*  Dan C. Chung served as the portfolio manager of the SM&R Alger Technology Fund since inception (9/1/00), and continues to serve as the Fund's portfolio manager following its merger into the Spectra Technology Fund (12/7/07).

Dan C. Chung, the Manager's Chief Investment Officer, is responsible for coordinating and overseeing portfolio allocations and stock selections by the members of the Manager's analyst team for the Alchemy Fund. Each analyst is allocated a percentage of Alchemy Fund's total assets, is responsible for the management of that portion of the Fund's portfolio, and has such allocation rebalanced on a periodic basis by Mr. Chung.

The Funds' SAI provides additional information about the portfolio managers' compensation, other accounts that they manage, and their ownership of the Fund(s) that they manage.

•  Mr. Adams has been employed by the Manager since May 2006 and currently serves as a Senior Vice President and the Director of Quantitative Research of the Manager. Prior to joining the Manager, Mr. Adams was the Director of Quantitative Research at Lord Abbett & Co. from August 2005 to February 2006. From October 1999 to June 2005, he served as a Managing Director and portfolio manager at Scudder Investments, which was acquired in 2002 by Deutsche Asset Management.

•  Mr. Chung has been employed by the Manager since 1994, and currently serves as Chief Executive Officer, Chief Investment Officer and portfolio manager.

•  Mr. Kelly has been employed by the Manager since 1999, and currently serves as a Senior Vice President and portfolio manager.

•  Mr. Walsh has been employed by the Manager since 2001, and currently serves as a Vice President and Senior Analyst.

Administrator

Pursuant to a separate administration agreement, the Manager provides administrative services to the Funds, including, but not limited to: providing office space, telephone, office equipment and supplies; authorizing expenditures and approving bills for payment on behalf of the Funds; supervising preparation of periodic shareholder reports, notices and other shareholder communications; supervising the daily pricing of each Fund's investment portfolios and the publication of the net asset value of each Fund's shares, earnings reports and other financial data; monitoring relationships with organizations providing services to the Funds, including the Funds' custodian, transfer agent and printers; providing trading desk facilities for the Funds; and supervising compliance by the Funds with recordkeeping and periodic reporting requirements under the Investment Company Act of 1940, as amended (the "1940 Act"). Through March 16, 2008, each Fund paid the Manager an administrative fee at the annual rate of 0.04% based on a percentage of the Fund's average daily net assets. Effective March 17, 2008, each Fund pays the Manager a fee at the annual rate of .0275% of the Fund's average daily net assets.

Legal Proceedings

The Manager has responded to inquiries, document requests and/or subpoenas from various regulatory authorities in connection with their investigations of practices in the mutual fund industry identified as "market timing" and "late trading." On October 11, 2006, the Manager, the Distributor and Alger Shareholder Services, Inc. executed an Assurance of Discontinuance with the Office of the New York State Attorney General ("NYAG"). On January 18, 2007, the Securities and Exchange Commission (the "SEC") issued an Order implementing settlements reached with the Manager and the Distributor., As part of the settlements with the SEC and the NYAG, without admitting or denying liability, the firms paid $30 million to reimburse fund shareholders; a fine of $10 million; and certain other remedial measures including a reduction in management fees of $1 million per year for five years. The entire $40 million and fee reduction will be available for the benefit of investors. The Manager has advised the Funds that the settlement has not adversely affected the operations of the Manager, the Distributor or their affiliates, or adversely affected their ability to continue to provide services to the Funds.

On August 31, 2005, the West Virginia Securities Commissioner (the "WVSC"), in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing, concluded that the Manager and the Distributor had violated the West Virginia Uniform Securities Act (the "WVUSA"), and ordered the Manager and the Distributor to cease and desist from further violations of the WVUSA by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the WVSC. Other firms unaffiliated with the Manager were served with similar orders. The Manager and the Distributor intend to request a hearing for the purpose of seeking to vacate or modify the order.

In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including the Manager, certain mutual funds managed by the Manager, including the Trust (the "Alger Mutual Funds"), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings. In September 2004, consolidated amended complaints involving these cases – a Consolidated Amended Fund Derivative Complaint (the "Derivative Complaint") and two substantially identical Consolidated Amended Class Action Complaints (together, the "Class Action Complaint") – were filed in the Maryland federal district court under the caption number 1:04-MD-15863 (JFM). In April 2005, a civil lawsuit involving similar allegations was filed by the West Virginia Attorney General and also transferred to the Maryland District Court, but such lawsuit has since been withdrawn.

The Derivative Complaint alleged (i) violations, by the Manager and, depending on the specific offense alleged, by the Distributor and/or the Alger Mutual Fund trustee defendants, of Sections 36(a), 36(b), 47, and 48 of the 1940 Act and of Sections 206 and 215 of the Investment Advisers Act of 1940, as amended, breach of fiduciary duty, and breach of contract, (ii) various offenses by other third-party defendants, and (iii) unjust enrichment by all the named defendants. The Class Action Complaint alleged, in addition to the offenses listed above, (i) violations, by the Manager, the Distributor, their affiliates, the funds named as defendants, including the Trust, and the current and former fund trustees and officers, of Sections 11, 12(a)(2), and 15 of the Securities Act of 1933, as amended, Sections 10(b) (and Rule 10b-5 thereunder) and 20(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and Section 34(b) of the 1940 Act, (ii) breach of contract by the funds named as defendants, and (iii) unjust enrichment of the defendants.

Motions to dismiss the Class Action Complaint and the Derivative Complaint were subsequently filed.

As a result of a series of court orders, all claims in the Class Action Complaint and the Derivative Complaint have been dismissed, other than claims under the 1934 Act against the Manager, the Distributor, Alger Associates, Inc. and Alger Shareholder Services, Inc., and certain present and former members of the senior management of the Manager and/or the Distributor, and claims under Section 36(b) of the 1940 Act against the Manager, the Distributor, Alger Associates, Inc. and Alger Shareholder Services, Inc.

SHAREHOLDER INFORMATION

Distributor

Fred Alger & Company, Incorporated
Harborside Financial Center
600 Plaza One
Jersey City, NJ 07311

Transfer Agent

State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
P.O. Box 8480
Boston, MA 02266-8480

Net Asset Value

The value of one Class N share is its "net asset value," or NAV. The NAV is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange ("NYSE") is open. Generally, the NYSE is closed on weekends and national holidays. It may close on other days from time to time.

Foreign securities are usually valued on the basis of the most recent closing price of the foreign markets on which such securities principally trade. Since each Fund may invest, and the International Fund primarily invests, in foreign securities principally listed on foreign exchanges that may trade on days the NYSE is closed, the value of the International Fund's assets may periodically be affected on days when shareholders will not be able to purchase or redeem Fund shares.

The assets of each Fund are generally valued on the basis of market quotations. If market quotations are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the market on which the security is principally traded, the security may be valued on the basis of fair value as determined by the Manager under procedures adopted by the Board of Trustees. Short-term money market instruments held by a Fund are normally valued on the basis of amortized cost, but may also be valued on the basis of fair value in accordance with procedures adopted by the Board of Trustees.

In determining whether market quotations are reliable and readily available, the Manager monitors information it routinely receives for significant events it believes will affect market prices of portfolio instruments held by a Fund. Significant events may affect a particular company (for example, a trading halt in the company's securities on an exchange during the day) or may affect securities markets (for example, a natural disaster that causes a market to close). If the Manager is aware of a significant event that has occurred after the close of the market where a portfolio instrument is primarily traded, but before the close of the NYSE, that the Manager believes has affected or is likely to affect the price of the instrument, the Manager will use its best judgment to determine a fair value for that portfolio instrument under procedures adopted by the Board of Trustees.

The Manager believes that under certain circumstances foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets. The Manager's fair valuation procedures therefore include a procedure whereby foreign securities may be "fair valued' to take those factors into account.

NAV (net asset value) of a class of shares is computed by adding together the value allocable to the class of the Fund's investments plus cash and other assets, subtracting applicable liabilities and then dividing the result by the number of outstanding shares of the class.

Purchasing and Redeeming Fund Shares

You can purchase or redeem shares on any day the New York Stock Exchange is open. Orders will be processed at the NAV next calculated after your purchase or redemption request is received in good order by the Transfer Agent or other agent appointed by the Distributor. Ordinarily, a Fund will issue your redemption check within seven days after the Transfer Agent accepts your redemption request. However, when you buy shares with a check or via TelePurchase or Automatic Investment Plan, or online, a Fund will not issue payment for redemption requests against those funds until the purchase proceeds are available, which may take up to 15 days. The Transfer Agent or the Funds may reject any purchase order.

If you redeem, by sale or exchange, shares of a Fund within 30 days of purchase, the Fund may impose a redemption fee of 2.00% of the amount redeemed. This fee will be retained by the Fund. Shares held the longest will be treated as having been redeemed first for purposes of determining whether the fee applies. The fee will not apply to redemptions (i) due to shareholder death or disability, (ii) from certain omnibus accounts with systematic or contractual limitations, (iii) of shares acquired through reinvestment of dividends or capital gains distributions, (iv) through certain employer-sponsored retirement plans or employee benefit plans or, with respect to any plan, to comply with minimum distribution requirements, (v) effected pursuant to an automatic non-discretionary rebalancing program, (vi) pursuant to the Systematic Withdrawal Plan, or (vii) by the Fund of accounts falling below the minimum initial investment amount. Each Fund reserves the right to waive this fee in other circumstances if the Manager determines that doing so is in the best interests of the Fund.

Dividends and Distributions

Dividends of each Fund's net investment income and distributions of its net realized capital gains are declared and paid annually by the Fund. The Funds expect that these annual payments to shareholders will consist primarily of capital gains, which may be taxable to you at different rates depending upon how long a Fund has held the securities that it sold to create the gains, rather than the length of time you have held shares of the Fund. Unless you choose to receive cash payments by checking the appropriate box on your New Account Application, any dividends and distributions will be reinvested automatically at the NAV on their payment dates. If you have chosen cash payments and a payment is returned to the Fund as undeliverable, upon receipt that payment will be reinvested in Fund shares at the next NAV. All subsequent payments will be reinvested until you reinstate your cash election and provide a valid mailing address.

Regardless of whether you choose to take distributions in cash or reinvest them in a Fund, they may be subject to federal and state taxes. Because everyone's tax situation is unique, investors should see a tax advisor about federal, state and local tax consequences of investing in a Fund.

Class of Fund Shares

Each Fund offers one class of shares – Class N shares. Class N shares are not subject to any sales charges.

Distribution and/or Service (12b-1) Fees

Each Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act that allows the Class N shares to pay a 0.25% fee out of its assets on an ongoing basis for distribution and shareholder services provided to shareholders. This fee will increase the cost of your investment in Class N shares and may cost you more than paying other types of sales charges.

Minimum Investments

	Initial Investment	Subsequent Investment
Regular account	$1,000	$50
Traditional IRA	$500	$50
Roth IRA	$500	$50
Coverdell ESA	$500	$50
SIMPLE IRA	$500	$50
Keogh	$500	$50
401(k)	$500	$50
403(b)	$500	$50
Automatic Investment	$500	$50
Asset-based Fee Program Accounts	$250	$50
Minimums may be waived in certain circumstances.

If at any time the value of your Fund shares within your account has fallen below the minimum initial investment amount as a result of redemptions, the Fund may redeem all of your Fund shares within your account.

INVESTMENT INSTRUCTIONS

To Open an Account:

BY MAIL: The Funds do not accept cash or cash alternatives for Fund purchases (make checks payable to The Spectra Funds). Mail your check to:

Boston Financial Data Services
Attn: The Spectra Funds
P.O. Box 8480
Boston, MA 02266-8480

Overnight mail is to be sent to the Funds' transfer agent at the following address:

Boston Financial Data Services
Attn: The Spectra Funds
30 Dan Road
Canton, MA 02021-2809

BY FED WIRE: Forward the completed New Account Application to Boston Financial Data Services, Inc., Attn: The Spectra Funds, stating that the account will be established by wire transfer and the date and amount of the transfer. Have your bank wire funds to State Street Bank and Trust Company. Call Boston Financial Data Services, Inc. at (800) 711-6141 for details.

CONTACT: Call or visit your broker-dealer, investment adviser, or bank or other financial institution.

AUTOMATICALLY: Complete the Automatic Investment Plan option on your account application. Minimum automatic investment is $50 with a minimum initial investment of $500.

VIA OUR WEBSITE: Visit the Funds' website to download a new account application – www.spectrafund.com.

Mail completed application with your check to Boston Financial Data Services, Inc., Attn: The Spectra Funds

Physical share certificates are not issued for shares of the Funds.

To Make Additional Investments in an Existing Account:

BY MAIL: Complete the Invest by Mail slip attached to your Fund statement and return the slip with your investment to:

Boston Financial Data Services
Attn: The Spectra Funds
P.O. Box 8480
Boston, MA 02266-8480

BY TELEPHONE OR FED WIRE: TelePurchase* allows you to purchase shares by telephone (minimum $500, maximum $50,000) by filling out the appropriate section of the Account Application or returning the Additional Services Form. The funds will be transferred from your designated bank account to your Fund account, normally within one business day. Call (800) 711-6141 to initiate a TelePurchase.

WIRE: Have your bank wire funds to: State Street Bank and Trust Company. Contact Boston Financial Data Services at (800) 711-6141 for details.

*Not available for Retirement Plans

CONTACT: Call or visit your broker-dealer, investment adviser, bank or other financial institution.

AUTOMATICALLY: The Spectra Funds Automatic Investment Plan allows you to make automatic purchases on the 15th and/or the last business day of each month. Contact the Funds at (800) 711-6141 to receive an Additional Services Form. Minimum automatic investment is $50 with a minimum initial investment of $500.

Government Direct Deposit* allows you to arrange direct deposit of U.S. federal government payments into your Fund account, and Payroll Savings Plan* allows you to arrange direct deposit of a portion of your payroll directly to your Fund account. Call (800) 711-6141 for a Payroll Savings Plan Form.

*Not available for Retirement Plans

VIA OUR WEBSITE: Visit the Funds' website to download all forms to add services to your account – www.spectrafund.com.

Mail your completed forms to Boston Financial Data Services, Inc., Attn: The Spectra Funds.

To Exchange Shares:

You can exchange shares of any Fund for shares of another Fund, or shares of Alger Money Market Fund, a series of The Alger Funds, another fund advised by the Manager. Call (800) 711-6141 to exchange shares (unless you have refused the telephone exchange privilege on your New Account Application).

Shares of Alger Money Market Fund acquired by exchange of Class N shares of a Fund will include a Class N share class designation solely for operational reasons to enable the Transfer Agent to properly track exchanges into and out of Alger Money Market Fund from the Fund. If you would like a prospectus describing Alger Money Market Fund, please call the Funds at (800) 711-6141. Remember that for tax purposes, an exchange is considered a sale and a purchase. Thus, you may realize a taxable gain or a loss when you exchange shares. You may incur a 2.00% redemption fee if you exchange shares of a Fund within 30 days of purchase (including purchase by exchange).

To Redeem Shares:

BY MAIL: Send a letter of instruction to Boston Financial Data Services, Inc., Attn: The Spectra Funds, which includes:

•  account number

•  name of the fund

•  number of shares or dollar amount of redemption

•  where to send the proceeds

•  signature(s) of registered owner(s)

•  a signature guarantee if

•  your redemption is for more than $25,000; or

•  you want the check sent to a different address than the one we have on file; or

•  you want the check to be made payable to someone other than the registered owner(s) we have on file; or

•  you have changed your address on file within the past 60 days.

BY TELEPHONE:* Call (800) 711-6141 to sell shares (unless you refused this service on your Account Application). The Fund will send you a check for any amount. You cannot request a check if you have changed your address on file within the past 60 days. For amounts over $5,000, you can choose to receive a wire to a bank account you previously designated on the records of the Fund.

TeleRedemption allows you to redeem shares by telephone by filling out the appropriate section of the Account Application or returning the Additional Services Form. The funds will be transferred to your bank account in an amount between $500 and $50,000, normally within 2 business days.

* Not available for Retirement Plans

If you request that your redemption proceeds be wired to your bank account, there is generally a $10 fee per wire sent to a bank account that you had previously designated on the Fund's records, and generally a $15 fee per wire sent to a bank account not previously designated on the Fund's records.

CONTACT: Call or visit your broker-dealer, investment adviser, bank or other financial institution.

AUTOMATICALLY: The Spectra Funds Systematic Withdrawal Plan allows you to receive regular monthly, quarterly or annual payments. Your account value must be at least $10,000, and the payments must be for $50 or more. The maximum monthly withdrawal is 1.00% of the current account value in your Fund at the time you begin participation in the Plan.

VIA OUR WEBSITE: Visit the Funds' website to download all forms to add redemption privileges to your existing account – www.spectrafund.com.

Mail your completed forms to Boston Financial Data Services, Inc., Attn: The Spectra Funds

To speak with a Spectra Funds Representative call (800) 711-6141.

web address: www.spectrafund.com

Representatives are available to assist you with any questions you have.

Signature guarantee is a guarantee by a financial institution that your signature is authentic. The financial institution accepts liability for any forgery or fraud if the signature it guarantees proves to be counterfeit. It is an ideal means to protect investors and their assets. A notarization by a Notary Public is not an acceptable substitute.

LIMITATIONS ON EXCESSIVE TRADING

Each of Spectra Fund, Green Fund, Alchemy Fund and Technology Fund invests predominantly in U.S.-traded, highly liquid securities for which current New York market-closing prices are readily available on a daily basis. Each Fund will determine a fair value for portfolio securities for which current market closing prices are not readily available or otherwise require fair valuation in the circumstances discussed under "Net Asset Value." Additionally, purchases and redemptions (including by exchange) of the Fund's shares are subject to a redemption fee. As a result, the Manager believes that there is little incentive for investors to engage in frequent and/or short-term trading (often referred to as market-timing) to benefit from "stale" pricing. Nonetheless, the Funds recognize that in certain circumstances active in-and-out trading by Fund shareholders, for whatever reason implemented (including the perception that Funds that invest primarily in foreign securities may be susceptible to the risk of excessive, short-term trading due to the potential for time zone arbitrage), may be attempted and may, if carried out on a large scale, impose burdens on a Fund's portfolio management team, interfere with the efficient management of the Fund, increase the Fund's transaction costs, administrative costs or tax liability or otherwise be detrimental to the interests of the Fund and its other shareholders. The Funds therefore discourages market timing, and to the extent possible monitors for market timing patterns in the Funds.

The Board of Trustees has determined that the Funds may reject purchase orders, on a temporary or permanent basis, from investors that the Manager is able to determine, in its reasonable business judgment, are exhibiting a pattern of frequent or short-term trading in Fund shares or shares of other funds sponsored by the Manager that is detrimental to the fund involved.

In order to detect significant market timing, the Manager will, among other things, monitor overall subscription, redemption and exchange activity; isolate significant daily activity, and significant activity relative to existing account sizes to determine if there appears to be market timing activity in an individual portfolio. While a Fund might not be able to detect frequent or short-term trading conducted by the underlying owners of shares held in omnibus accounts or placed through market intermediaries other than on a fully-disclosed basis, and therefore might not be able to effectively prevent frequent or short-term trading in those accounts, the Manager attempts to monitor these activities in omnibus accounts and will contract with broker-dealers that sell shares of the Fund and entities that hold omnibus accounts with its mutual funds to seek to discourage, detect and prevent market timing and active trading. There is no guarantee that the Fund's efforts to identify investors who engage in excessive trading activity or to curtail that activity will be successful. In addition, the Funds' policies against market timing and active trading may in some cases interfere with or delay implementation of legitimate investment decisions made by shareholders seeking to purchase or redeem shares.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted policies and procedures relating to disclosure of the Funds' portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds' shares and other parties which are not employed by the Manager or its affiliates, except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds make their full holdings available semi-annually in shareholder reports filed on Form N-CSR, and after the first and third fiscal quarters in regulatory filings, on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of each Fund's fiscal quarter.

In addition, the Funds makes publicly available their respective month-end top 10 holdings with a 15 day lag and its month-end full portfolios with a 60 day lag on their website www.spectrafund.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Funds provide portfolio holdings information to service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Funds will communicate with these service providers to confirm that they understand the Funds' policies and procedures regarding such disclosure. This agreement must be approved by the Funds' Chief Compliance Officer.

The Board of Trustees periodically reviews a report disclosing the third parties to whom the Funds' holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of a Fund and its shareholders.

OTHER INFORMATION

Under certain circumstances, your Fund may redeem some of your shares "in kind," which means that some of the proceeds will be paid with securities the Fund owns instead of cash. If you receive securities, you should expect to incur brokerage or other charges in converting the securities to cash.

Shares may be worth more or less when they are redeemed than they were at the time you bought them. For tax purposes, this means that when you redeem them you may realize a short- or long-term capital gain or loss, depending upon how long you have held the shares.

The Funds and Transfer Agent have reasonable procedures in place to determine that the instructions submitted by telephone are genuine. They include requesting personal identification and recording calls. If the Funds and Transfer Agent follow these procedures, they are not liable for acting in good faith on telephone instructions.

If you are a participant in a retirement plan, such as a 401(k) plan, and you purchase shares in a Fund through an administrator or trustee ("Plan Administrator") that maintains a master or "omnibus" account with the Fund for trading on behalf of retirement plans and their participants, the Plan Administrator may apply purchase and exchange limitations which are different than the limitations discussed herein. These limitations may be more or less restrictive than the limitations imposed by the Funds, but in any event are designed to detect and prevent excessive trading. Consult with your Plan Administrator to determine what purchase and exchange limitations may be applicable to your transactions in the Funds through your retirement plan.

From time to time the Distributor, at its expense from its own resources, may compensate brokers, dealers, investment advisers or others ("financial intermediaries") who are instrumental in effecting investments by their clients or customers in the Funds, in an amount up to 1% of those investments. The Distributor may also from time to time, at its expense from its own resources, make payments to financial intermediaries that provide shareholder servicing, or transaction processing, with such payments structured as a percentage of gross sales, a percentage of net assets, and/or as a fixed dollar amount (the latter as a per account fee or as reimbursement for transactions processing and transmission charges). Payments under these other arrangements may vary but generally will not exceed 0.50% annually of a Fund's assets or 0.50% annually of a Fund's sales attributable to that financial intermediary. The Distributor determines whether to make any additional cash payments and the amount of any such payments in response to requests from financial intermediaries, based on factors the Distributor deems relevant. Factors considered by the Distributor generally include the financial intermediary's reputation, ability to attract and retain assets for the Fund, expertise in distributing a particular class of shares of the Fund, entry into target markets, and/or quality of service. In addition, the Distributor may make payments to dealer firms in the form of payments for marketing support, seminar support, training meetings, or comparable expenses in the discretion of the Distributor. Please contact your financial intermediary for details about revenue sharing payments it may receive. Any payments described above will not change the price paid by investors for the purchase of shares of a Fund or the amount of proceeds received by a Fund on the sale of shares.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). Information with respect to Spectra Fund, Green Fund, Alchemy Fund and International Fund has been audited by Ernst & Young LLP whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request.

The table with respect to Technology Fund represents the financial highlights of the SM&R Fund's Class A shares. Class A and Class B shares of the Predecessor Fund were reorganized into Class N shares of the Fund on December 7, 2007. The total returns in the table represent the rate that an investor would have earned or lost on an investment in Class A shares of the SM&R Fund (assuming reinvestment of all dividends and distributions). The information for fiscal years ending August 31, 2007 and 2006 in the table below was audited by BKD, LLP, the SM&R Fund's independent registered public accounting firm, whose report is included in the SM&R Fund's August 31, 2007 annual report to shareholders, which is incorporated by reference in the Funds' Statement of Additional Information. For all fiscal years prior to August 31, 2006, the financial information in the table was audited by the SM&R Fund's former auditors. This information should be read in conjunction with the financial statements and notes thereto included in the SM&R Fund's August 31, 2007 annual report to shareholders, which is also available upon request.

THE SPECTRA FUNDS

Financial Highlights For a share outstanding throughout the period

SPECTRA FUND

	Year ended 10/31/07		Year ended 10/31/06	Year ended 10/31/05	Year ended 10/31/04	Year ended 10/31/03
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of period	$8.49		$6.94	$5.84	$5.88	$4.76
Net investment loss (i)	(0.08)		(0.10)	(0.05)	(0.10)	(0.07)
Net realized and unrealized gain (loss) on investments	3.59		1.65	1.15	0.06	1.19
Total from investment operations	3.51		1.55	1.10	(0.04)	1.12
Distributions from net realized gains	—		—	—	—	—
Net asset value, end of period	$12.00		$8.49	$6.94	$5.84	$5.88
Total return	41.3%		22.3%	18.8%	(0.7)%	23.5%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)	$329,830		$191,387	$187,542	$210,439	$257,337
Ratio of expenses to average net assets	1.59	%(ii)	2.01%	2.07%	1.98%	2.03%
Ratio of net investment loss to average net assets	(0.79)%		(1.20)%	(0.81)%	(1.63)%	(1.39)%
Portfolio turnover rate	282.13%		232.20%	247.72%	159.35%	192.19%

(i)  Amount was computed based on average shares outstanding during the period.

(ii)  Amount has been reduced by 0.48% due to expense reimbursement.

THE SPECTRA FUNDS

Financial Highlights For a share outstanding throughout the period

GREEN FUND (iii)

	CLASS N
	Year ended 10/31/07		Year ended 10/31/06		Year ended 10/31/05		Year ended 10/31/04		Year ended 10/31/03
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of period	$6.61		$6.17		$5.37		$5.38		$4.43
Net investment loss (i)	(0.03)		(0.03)		(0.01)		(0.05)		(0.09)
Net realized and unrealized gain (loss) on investments	2.09		1.13		1.05		0.07		1.04
Total from investment operations	2.06		1.10		1.04		0.02		0.95
Distributions from net realized gains	(0.77)		(0.66)		(0.24)		(0.03)		—
Net asset value, end of period	$7.90		$6.61		$6.17		$5.37		$5.38
Total return	34.4%		19.1%		19.8%		0.3%		21.4%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)	$13,744		$2,446		$1,505		$1,277		$1,277
Ratio of expenses to average net assets	1.25	%(ii)	1.25	%(iv)	1.25	%(v)	1.34	%(vi)	2.26%
Ratio of net investment loss to average net assets	(0.42)%		(0.53)%		(0.25)%		(1.04)%		(1.69)%
Portfolio turnover rate	131.66%		209.65%		152.60%		166.03%		187.82%

(i)  Amount was computed based on average shares outstanding during the period.

(ii)  Amount has been reduced by 1.12% due to expense reimbursement.

(iii)  Commenced operations January 12, 2007. Financial highlights prior to January 12, 2007 are that of its predecessor fund, Alger Green Institutional Fund. See Note 1 in the Notes to Financial Statements.

(iv)  Amount has been reduced by 5.79% due to expense reimbursement.

(v)  Amount has been reduced by 0.75% due to expense reimbursement.

(vi)  Amount has been reduced by 0.90% due to expense reimbursement.

THE SPECTRA FUNDS

Financial Highlights For a share outstanding throughout the period

ALCHEMY FUND

	From 4/2/07 (commencement of operations) to 10/31/07 (i)
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of period	$10.00
Net investment loss (ii)	(0.04)
Net realized and unrealized gain (loss) on investments	2.11
Total from investment operations	2.07
Distributions from net realized gains	—
Net asset value, end of period	$12.07
Total return	20.7%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)	$2,675
Ratio of expenses to average net assets	1.20	%(iii)
Ratio of net investment loss to average net assets	(0.66)%
Portfolio turnover rate	67.44%

(i)  Ratios have been annualized; total return has not been annualized.

(ii)  Amount was computed based on average shares outstanding during the period.

(iii)  Amount has been reduced by 1.30% due to expense reimbursement.

THE SPECTRA FUNDS

Financial Highlights For a share outstanding throughout the period

INTERNATIONAL FUND

	From 3/1/07 (commencement of operations) to 10/31/07 (i)
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of period	$10.00
Net investment loss (ii)	0.05
Net realized and unrealized gain (loss) on investments	3.51
Total from investment operations	3.56
Distributions from net realized gains	—
Net asset value, end of period	$13.56
Total return	35.6%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)	$3,633
Ratio of expenses to average net assets	1.65	%(iii)
Ratio of net investment loss to average net assets	0.64%
Portfolio turnover rate	40.19%

(i)  Ratios have been annualized; total return has not been annualized.

(ii)  Amount was computed based on average shares outstanding during the period.

(iii)  Amount has been reduced by 2.47% due to expense reimbursement.

THE SPECTRA FUNDS

Financial Highlights For a share outstanding throughout the period

TECHNOLOGY FUND*

	CLASS A SHARES
	For the year ended August 31, 2007	For the year ended August 31, 2006	For the year ended August 31, 2005	For the year ended August 31, 2004 (i)	For the year ended August 31, 2003 (i)
Net asset value, beginning of year	$3.08	$3.02	$2.43	$2.59	$1.67
Investment loss—net	(0.07)	(0.05)	(0.04)	(0.06)	(0.04)
Net realized and unrealized gain (loss) on investments	1.09	0.11	0.63	(0.10)	0.96
Total from investment operations	1.02	0.06	0.59	(0.16)	0.92
Net asset value, end of year	$4.10	$3.08	$3.02	$2.43	$2.59
Total return (ii)	33.12%	1.99%	24.28%	(6.18)%	55.09%
RATIOS (IN PERCENTAGES)/ SUPPLEMENTAL DATA
Net assets, end of year	$843,627	$870,234	$798,200	$585,844	$449,337
Ratio of expenses with reimbursement to average net assets (iii)	1.94%	2.02%	2.10%	2.10%	2.10%
Ratio of expenses without reimbursement to average net assets	3.84%	4.45%	6.29%	6.15%	11.46%
Ratio of net investment loss to average net assets	(1.52)%	(1.75)%	(1.36)%	(1.97)%	(1.84)%
Portfolio turnover rate	121.18%	127.07%	269.32%	215.21%	291.66%

*  The Technology Fund had not commenced operations as of October 31, 2007. Financial Highlights prior to the commencement of operations are those of the Class A shares of its predecessor fund, SM&R Alger Technology Fund.

(i)  Per share information has been calculated using the average number of shares outstanding.

(ii)  Does not include the effect of sales charge.

(iii)  Effective May 1, 2006 until April 30, 2007, the Fund's Adviser has voluntarily agreed to waive or reduce expenses to 1.85%, and thereafter and until December 31, 2007, the expenses were waived or reduced to 2.10%.

NOTES:

NOTES:

NOTES:

NOTES:

NOTES:

FOR FUND INFORMATION:

BY TELEPHONE:  (800) 711-6141

BY MAIL:  Boston Financial Data Services, Inc.
Attn: The Spectra Funds
P.O. Box 8480
Boston, MA 02266-8480

BY INTERNET:  Text versions of Fund documents can be downloaded from the following sources:

  •  THE FUND: http://www.spectrafund.com

  •  SEC (EDGAR) http://www.sec.gov

STATEMENT OF ADDITIONAL INFORMATION

For more detailed information about the Funds and their policies, investments, and risks, please read the Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling the Funds' toll-free number, at the Fund's website at http://www.spectrafund.com or by writing to the address above. The Statement of Additional Information is on file with the SEC.

ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about each Fund's investments is available in the Funds' annual and semi-annual reports to shareholders (when available). In the Funds' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the period covered by the report. You can receive free copies of these reports by calling the Funds' toll-free number, at the Funds' website at http://www.spectrafund.com or by writing to the address above.

Another way you can review and copy Fund documents is by visiting the SEC's Public Reference Room in Washington, DC. Copies also can be obtained, for a duplicating fee, by e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operation of the Public Reference Room is available by calling (202) 551-8090.

QUARTERLY FUND HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. Forms N-Q are available online on the Funds' website at http://www.spectrafund.com or on the SEC's website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A copy of the Funds' most recent quarterly holdings may also be obtained from the Funds by calling (800) 992-3362.

Distributor: Fred Alger & Company, Incorporated
The Spectra Funds
SEC File #811-1743

THE SPECTRA FUNDS PRIVACY POLICY

Your Privacy Is Our Priority

In trusting us with your assets, you provide us with personal and financial data. The Spectra Funds ("Spectra") is committed to maintaining the confidentiality of the personal nonpublic information ("personal information") entrusted to us by our shareholders. Your privacy is very important to us, and we are dedicated to safeguarding your personal information as we serve your financial needs.

Privacy Policy

At Spectra, we believe you should know about our Privacy Policy and how we collect and protect your personal information. This Privacy Policy ("Policy") describes our practices and policy for collecting, sharing and protecting the personal information of our prospective, current and former shareholders. The Policy is applicable to Spectra and its affiliates. We are proud of our Policy and hope you will take a moment to read about it.

Information We Collect

The type of personal information we collect and use varies depending on the services you select.

We collect personal information that enables us to serve your financial needs, develop and offer new services, and fulfill legal and regulatory requirements. Depending on the services you request, we obtain personal information about you from the following sources:

•  Information, such as your name, address and social security number, provided on applications and other forms we receive from you or your representative;

•  Information from your communications with Spectra or from your representative, which may be provided to us by telephone, in writing or through Internet transactions; and

•  Information about your transactions, such as the purchase and redemption of shares, account balances and parties to the transactions, which we receive from our affiliates or other third parties.

Sharing of Personal Information

Spectra may share your personal information with our affiliates so that they may process and service your transactions.

However, Spectra never sells customer lists to any third party. Further, we do not disclose personal information to nonaffiliated third parties, except as required by law or as permitted by law to service your account, such as follows:

•  To third-party service providers that assist us in servicing your accounts (e.g. securities clearinghouses);

•  To governmental agencies and law enforcement officials (e.g. valid subpoenas, court orders); and

•  To financial institutions that perform marketing services on our behalf or with whom we have joint marketing agreements that provide for the confidentiality of personal information.

Security Practices

Spectra protects your personal information by maintaining physical, electronic and procedural safeguards. When you visit Spectra's Internet site your information is protected by our systems that utilize 128-bit data encryption, Secure Socket Layer (SSL) protocol, user names, passwords and other precautions. We have implemented safeguards to ensure that access to customer information is limited to parties who require such information to carry out their job responsibilities, such as customer service representatives. Anyone with access to your personal information is aware of their strict responsibility to respect the confidentiality of your personal information.

Thank you for choosing to invest with Spectra. We value your relationship with us and assure you we will abide by our policy to protect your information.

This policy statement is not part of the Prospectus.

Boston Financial Data Services, Inc.
Attn: The Spectra Funds
P.O. Box 8480 Boston, MA 02266-8480

This is not part of the prospectus.

PSNM

STATEMENT OF
ADDITIONAL INFORMATION

March 1, 2008

The Spectra Funds

The Spectra Funds (the "Trust") is a Massachusetts business trust, registered with the Securities and Exchange Commission (the "SEC") as an investment company, that presently offers Class N shares, which have no sales charge, in the following five portfolios (each, a "Fund"): Spectra Fund, Spectra Green Fund ("Green Fund"), Spectra Alchemy Fund ("Alchemy Fund"), Spectra International Opportunities Fund ("International Fund") and Spectra Technology Fund ("Technology Fund").

This Statement of Additional Information is not a Prospectus. This document contains additional information about the Funds and supplements information in the Prospectus dated March 1, 2008 for Spectra Fund, Green Fund, Alchemy Fund, International Fund, and Technology Fund. It should be read together with a Prospectus which may be obtained free of charge by writing the Trust c/o Boston Financial Data Services, Inc., Attn: The Spectra Funds, P.O. Box 8480, Boston, MA 02266-8480, or calling (800) 711-6141, or at the Trust's website at http://www.spectrafund.com.

The Trust's financial statements for the year ended October 31, 2007, are contained in its annual and semi-annual reports to shareholders and are incorporated by reference into this Statement of Additional Information.

CONTENTS

The Funds	2

Investment Strategies and Policies	3

Portfolio Transactions	14

Net Asset Value	15

Purchases, Redemptions and Exchanges	16

Management	18

Code of Ethics	25

Taxes	25

Custodian and Transfer Agent	26

Diversification	26

Certain Shareholders	26

Organization	27

Proxy Voting Policies and Procedures	28

In General	29

Financial Statements	29

Appendix	A-1

THE FUNDS

Spectra Fund

The Fund invests primarily in the equity securities of companies of any size that Fred Alger Management, Inc. ("Alger Management, or the "Manager") believes demonstrate promising growth potential.

Green Fund

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies of any size that, in the opinion of the Manager, conduct their business in an environmentally sustainable manner, while demonstrating promising growth potential. This policy may not be changed without providing shareholders with at least sixty days' prior notice.

Alchemy Fund

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. This policy may not be changed without providing shareholders with at least sixty days' prior notice. The Fund may invest in companies of any market capitalization, from larger, well-established companies to small, emerging growth companies. The Fund's benchmark is the Russell 3000® Growth Index, which is an index of common stocks designed to track performance of companies with greater than average growth orientation in general.

The Fund may invest in securities of companies whose principal business activities are located in emerging market countries, although the allocation of the Fund's assets to emerging market countries will vary from time to time.

International Fund

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities, including common stocks, American Depositary Receipts and Global Depositary Receipts, of foreign companies. This policy may not be changed without providing shareholders with at least sixty days' prior notice. The Fund generally invests in at least three foreign countries, and, at times, may invest a substantial portion of its assets in a single foreign country. The Fund may invest in companies of any market capitalization, from larger, well-established companies to small, emerging growth companies. This policy may not be changed without providing shareholders with at least sixty (60) days' prior notice.

The Fund may invest in securities of companies whose principal business activities are located in emerging market countries, although the allocation of the Fund's assets to emerging market countries will vary from time to time.

Technology Fund

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies of any market capitalization that are principally engaged in the technology sector. This policy may not be changed without providing shareholders with at least sixty days' prior notice. A company will be considered to be principally engaged in the technology sector if it derives at least 50% of its earnings or revenues from, or devotes at least 50% of its assets to, activities in any area of the technology sector, including, but not limited to, computers, semiconductors, electronics, communications, healthcare or biotechnology.

All Funds

Each Fund, like all other investments, can provide two types of return: income return and capital return. Income return is the income received from an investment, such as interest on bonds and money market instruments and dividends from common and preferred stocks. Capital return is the change in the market value of an investment, such as an increase in the price of a common stock or of shares of a Fund. Total return is the sum of income return and capital return. Thus, if a Fund over a year produces four percent in income return and its shares increase in value by three percent, its total return is seven percent. In general, the more capital return is emphasized over income return in an investment program, the more risk is associated with the program.

Growth funds, such as the Funds, seek primarily capital return. They invest primarily in common stocks and offer the opportunity of the greatest return over the long term but can be risky since their prices fluctuate with changes in stock market prices. Growth funds that invest in companies with smaller market capitalizations offer potential for significant price gains if the companies are successful, but there is also the risk that the companies will not succeed and the price of the companies' shares will drop in value. Growth funds that invest in larger, more established companies, generally offer relatively less opportunity for capital return but a greater degree of safety.

Investors considering equity investing through the Funds should carefully consider the inherent risks associated with an investment in each Fund. Expectations of future inflation rates should be considered in making investment decisions and even though over the long term stocks may present attractive opportunities, the results of an equity investment managed by a particular management firm may not match those of the market as a whole.

Each Fund may, but is not required to, use derivatives, such as futures, options and forward contracts, as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk, or as part of a hedging strategy. Each Fund may borrow only from banks and may not borrow in excess of one-third of the market value of its total assets, less liabilities other than such borrowing. These practices are deemed to be speculative and may cause a Fund's net asset value be more volatile than the net asset value of a fund that does not engage in these activities.

INVESTMENT STRATEGIES AND POLICIES

The Prospectus discusses the investment objective of each Fund and the principal strategies employed to achieve this objective. This section contains supplemental information concerning the types of securities and other instruments in which each Fund may invest, the investment policies and portfolio strategies that each Fund may utilize and certain risks attendant on those investments, policies and strategies.

In General

Each Fund seeks to achieve its objective by investing in equity securities, such as common or preferred stocks, or securities convertible into or exchangeable for equity securities, including warrants and rights. The Spectra Fund and Green Fund will invest primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market, International Fund will invest primarily in securities traded on foreign exchanges and Alchemy Fund and Technology Fund may invest in both. These companies may be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress owing to factors such as management changes or development of new technology, products or markets, or may be companies providing products or services with a high unit-volume growth rate.

Alger Management's investment strategies utilize the proprietary research of its analyst and portfolio management team to continually assess the markets and sectors it follows for attractive investment opportunities. With respect to stocks in the Funds' portfolios, one principle of the portfolio strategy at Alger Management is for analysts and portfolio managers to evaluate the return potential vs. risk (downside) in each stock held in a portfolio and compare that to those, and other variables, offered by stocks under coverage within Alger Management's research team. Portfolio managers, together with investment analysts, at Alger Management continually seek to optimize performance of the Funds' portfolios by replacing individual stocks, or reducing or increasing their relative weighting in other portfolios, with stocks evaluated as having better appreciation potential, improved reward to risk opportunity, or offer the portfolio diversification or other characteristics determined to be beneficial to achieving the overall portfolio's objectives. The Funds' portfolio turnover rates may vary significantly from year to year as a result of the Funds' investment process. There is no guarantee that a Fund's objective will be achieved.

Common and Preferred Stocks

Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, each Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. Each Fund may purchase trust preferred securities which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company. Holders of the trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

Cash Position

In order to afford a Fund the flexibility to take advantage of new opportunities for investments in accordance with its investment objective or to meet redemptions, it may, under normal circumstances, hold up to 15% of its total assets in money market instruments including, but not limited to, certificates of deposit, time deposits and bankers' acceptances issued by domestic bank and thrift institutions, U.S. Government securities, commercial paper and repurchase agreements. This amount may be higher than that maintained by other funds with similar investment objectives.

Temporary Defensive and Interim Investments

When market conditions are unstable, or the Manager believes it is otherwise appropriate to reduce holdings in stocks, the Funds can invest up to 100% of assets in a variety of debt securities for defensive purposes. The

Funds can also purchase these securities for liquidity purposes to meet cash needs due to the redemption of Fund shares, or to hold while waiting to reinvest cash received from the sale of other portfolio securities. The Funds can buy:

•  high-quality, short-term money market instruments, including those issued by the U.S. Treasury or other government agencies;

•  commercial paper (short-term, unsecured, promissory notes of domestic or foreign companies);

•  short-term debt obligations of corporate issuers, certificates of deposit and bankers' acceptances of domestic and foreign banks and savings and loan associations; and

•  repurchase agreements.

Short-term debt securities would normally be selected for defensive or cash management purposes because they can normally be disposed of quickly, are not generally subject to significant fluctuations in principal value and their value will be less subject to interest rate risk than longer-term debt securities.

Bank Obligations

These are certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates.

A Fund will not invest in any debt security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks that do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign banks, the security is, in the opinion of the Manager, of an investment quality comparable to other debt securities which may be purchased by the Fund. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

Foreign Bank Obligations

Investments by a Fund in foreign bank obligations and obligations of foreign branches of domestic banks present certain risks, including the impact of future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls and/or the addition of other foreign governmental restrictions that might affect adversely the payment of principal and interest on these obligations. In addition, there may be less publicly available and reliable information about a foreign bank than about domestic banks owing to different accounting, auditing, reporting and recordkeeping standards. In view of these risks, Alger Management will carefully evaluate these investments on a case-by-case basis.

Small Capitalization Investments

Certain companies in which a Fund will invest may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth owing to factors such as management changes or development of new technology, products or markets or may be companies providing products or services with a high unit volume growth rate. Investing in smaller, newer issuers generally involves greater risk than investing in larger, more established issuers. Such companies may have limited product lines, markets or financial resources and may lack management depth. Their securities may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

Convertible Securities

Each Fund may invest in convertible securities, which are debt instruments or preferred stocks that make fixed dividend or interest payments and are convertible into common stock. Generally, the market prices of convertible securities tend to reflect price changes in their underlying common stocks, but also tend to respond inversely to changes in interest rates.

Convertible securities typically entail less market risk than investments in the common stock of the same issuers; declines in their market prices are typically not as pronounced as those of their underlying common stocks. Like all fixed-income securities, convertible securities are subject to the risk of default on their issuers' payment obligations.

Variable Rate Master Demand Notes

These are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because these notes are direct lending arrangements between a Fund and an issuer, they are not normally traded. Although no active secondary market may exist for these notes, a Fund may demand payment of principal and accrued interest at any time or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy Alger Management that the same criteria for issuers of commercial paper are met. In addition, when purchasing variable rate master demand notes, Alger Management will consider the earning power, cash flows and other liquidity ratios of the issuers of the notes and will continuously monitor their financial status and ability to meet payment on demand. In the event an issuer of a variable rate master demand note were to default on its payment obligations, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

U.S. Government Obligations

Each Fund may invest in U.S. Government securities, which include Treasury Bills, Treasury Notes and Treasury Bonds that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. In addition to U.S. Treasury securities, each Fund may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

Short-Term Corporate Debt Securities

These are outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

Commercial Paper

These are short-term promissory notes issued by corporations primarily to finance short-term credit needs.

Repurchase Agreements

Under the terms of a repurchase agreement, a Fund would acquire a high quality money market instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the instrument at an agreed price (including accrued interest) and time, thereby determining the yield during the Fund's holding period. Repurchase agreements may be seen to be loans by the Fund collateralized by the underlying instrument. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period and not necessarily related to the rate of return on the underlying instrument. The value of the underlying securities, including accrued interest, will be at least equal at all times to the total amount of the repurchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement declares bankruptcy or defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or part of the income from the agreement. Management reviews the creditworthiness of those banks, dealers and clearing corporations with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.

Warrants and Rights

Each Fund may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks. Warrants are freely transferable and are traded on the major securities exchanges.

Exchange-Traded Funds

To the extent otherwise consistent with its investment policies and applicable law, each Fund may invest up to 5% of its total assets in "exchange-traded funds" (ETFs), registered investment companies whose shares are listed on a national stock exchange. ETFs, which may be unit investment trusts or mutual funds, typically hold portfolios of securities designed to track the performance of various broad securities indexes or sectors of such indexes. ETFs thus provide another means, in addition to futures and options on indexes, of creating or hedging stock index exposure in the Fund's investment strategies.

Restricted and Illiquid Securities

Each Fund may invest in restricted securities; i.e., securities which are subject to legal or contractual restrictions on their resale. These restrictions might prevent the sale of the securities at a time when a sale would otherwise be desirable. In order to sell securities that are not registered under the federal securities laws it may be necessary for a Fund to bear the expense of registration.

The Funds may invest in restricted securities governed by Rule 144A under the Securities Act of 1933, as amended. Rule 144A is designed to facilitate efficient trading of unregistered securities among institutional investors. Rule 144A permits the resale to qualified institutions of restricted securities that, when issued, were not of the same class as securities listed on a U.S. securities exchange or quoted on NASDAQ. In adopting Rule 144A, the Securities and Exchange Commission (the "SEC") specifically stated that restricted securities traded under Rule 144A may be treated as liquid for purposes of investment limitations if the Board of Trustees (or the Fund's adviser acting subject to the Board's supervision) determines that the securities are, in fact, liquid. The Board has delegated its responsibility to Alger Management to determine the liquidity of each restricted security purchased pursuant to Rule 144A, subject to the Board's oversight and review. Examples of factors that will be taken into account in evaluating the liquidity of a Rule 144A security, both with respect to the initial purchase and on an ongoing basis, will include, among others: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). If institutional trading in restricted securities were to decline to limited levels, the liquidity of the Fund's portfolio could be adversely affected.

A Fund will not invest more than 15% of its net assets in "illiquid" securities, which include restricted securities, securities for which there is no readily available market and repurchase agreements with maturities of greater than 7 days; however, restricted securities that are determined by the Board of Trustees to be liquid are not subject to this limitation.

Short Sales

Each Fund may sell securities "short against the box." While a short sale is the sale of a security the Fund does not own, it is "against the box" if at all times when the short position is open the Fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

Lending of Portfolio Securities

In order to generate income and to offset expenses, each Fund may lend portfolio securities with a value up to 33 1/3% of the Fund's total assets, including all collateral for such loans less liabilities exclusive of the obligation to return such collateral, to brokers, dealers and other financial organizations. The Fund will not lend securities to Alger Management or its affiliates. By lending its securities, the Fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in short-term securities or by earning income in the form of interest paid by the borrower when U.S. Government securities are used as collateral. The Fund will adhere to the following conditions whenever its securities are loaned: (a) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase this collateral whenever the market value of the loaned securities including accrued interest exceeds the value of the collateral; (c) the Fund must be able to terminate the loan at any time; (d) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (e) the Fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Fund's Board of Trustees must terminate the loan and regain the right to vote the securities.

A Fund bears a risk of loss in the event that the other party to a stock loan transaction defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the collateral securities during the period in which the Fund seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or a part of the income from the transaction.

Foreign Securities

Spectra Fund may invest up to 20% of the value of its total assets, and each of Green Fund, Alchemy Fund, International Fund and Technology Fund may invest without limit, in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar-denominated securities of foreign issuers). Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealing between nations. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on these investments as compared to dividends paid to the Fund by domestic corporations. There may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers and foreign brokerage commissions are generally higher than in the United States. Foreign securities markets may also be less liquid, more volatile and subject to less government supervision than those in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations. Securities purchased on foreign exchanges may be held in custody by a foreign bank or a foreign branch of a domestic bank.

The risks associated with investing in foreign securities are often heightened for investments in emerging markets countries. These heightened risks include (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the small size of the markets for securities of emerging markets issuers and the currently low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property. A Fund's purchase and sale of portfolio securities in certain emerging markets countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of the Fund, Alger Management and its affiliates and its clients and other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. These limitations may have a negative impact on a Fund's performance and may adversely affect the liquidity of the Fund's investment to the extent that it invests in certain emerging market countries. In addition, some emerging markets countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging markets countries' currencies may not be internationally traded. Certain of these currencies have experienced volatility relative to the U.S. dollar. If a Fund does not hedge the U.S. dollar value of securities it owns denominated in currencies that are devalued, the Fund's net asset value will be adversely affected. If the Fund hedges the U.S. dollar value of securities it owns denominated in currencies that increase in value, the Fund will not benefit from the hedge it purchased, and will lose the amount it paid for the hedge. Many emerging markets countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

Each Fund may purchase American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs") or U.S. dollar-denominated securities of foreign issuers, which are not subject to Spectra Fund's 20% foreign securities limitation. ADRs and ADSs are traded in U.S. securities markets and represent the securities of foreign issuers. While ADRs and ADSs may not necessarily be denominated in the same currency as the foreign securities they represent, many of the risks associated with foreign securities may also apply to ADRs and ADSs.

These securities may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Derivative Transactions

Each Fund may invest in, or enter into, derivatives for a variety of reasons, including to hedge certain market or interest rate risks, to provide a substitute for purchasing or selling particular securities or to increase potential returns. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivative instruments the Funds may use include, but are not limited to, options contracts, futures contracts, and options on futures contracts. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would. Alger Management, however, may decide not to employ some or all of these strategies for a Fund and there is no assurance that any derivatives strategy used by the Fund will succeed.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Fund's performance.

If a Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. A Fund also could experience losses if its derivatives were poorly correlated with the underlying instruments or the Fund's other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Each Fund, as permitted, may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before a Fund enters into such transactions or makes any such investment, the Fund will provide appropriate disclosure in its Prospectus or this Statement of Additional Information.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, Alger Management will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by a Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Some derivatives the Funds use involve leverage (e.g., an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index). This economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, futures contract, currency or other economic variable. Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate permissible liquid assets, or engage in other measures approved by the SEC or its staff, to "cover" the Fund's obligations relating to its transactions in derivatives. For example, in the case of futures contracts or forward contracts that are not contractually required to cash settle, a Fund must set aside liquid assets equal to such contracts' full notional value (generally the total numerical value of the asset underlying a future or forward contract at the time of valuation) while the positions are open. With respect to futures contracts or forward contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked-to-market net obligation (i.e., the Fund's daily net liability) under the contracts, if any, rather than such contracts' full notional value. By setting aside assets equal to only its net obligations under cash-settled futures and forwards contracts, a Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

Neither the Trust nor the Funds will be a commodity pool. The Trust has filed notice with the Commodity Futures Trading Commission and National Futures Association of its eligibility, as a registered investment company, for an exclusion from the definition of commodity pool operator and that neither the Trust nor the Funds is subject to registration or regulation as a pool operator under the Commodity Exchange Act.

Futures Transactions—In General
(All Funds other than Spectra Fund)

A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date.

These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security. An option on a futures contract gives the holder of the option the right to buy from or sell to the writer of the option a position in a futures contract at a specified price on or before a specified expiration date.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out before delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. Transaction costs also are included in these calculations.

Each Fund other than Spectra Fund may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that a Fund might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the Fund could incur losses as a result of those changes.

Engaging in these transactions involves risk of loss to a Fund which could adversely affect the value of the Fund's net assets. Although each Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the fund to substantial losses.

Successful use of futures by a Fund also is subject to Alger Management's ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities being hedged and the price movements of the futures contract. For example, if a Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

Specific Futures Transactions. Each Fund other than Spectra Fund may invest in futures contracts and options on futures contracts, including those with respect to securities indexes, interest rates and currencies.

Each Fund other than Spectra Fund may purchase and sell index futures contracts and options thereon. An index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the prices of the securities that comprise the index at the opening of trading in such securities on the next business day.

Each Fund other than Spectra Fund may purchase and sell interest rate futures contracts and options thereon. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

Each Fund other than Spectra Fund may purchase and sell currency futures and options thereon. A foreign currency future obligates the Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

Options

Each Fund may purchase put and call options and sell (write) covered put and covered call options on securities and securities indexes to increase gain or to hedge against the risk of unfavorable price movements although, as in the past, it does not currently intend to rely on these strategies extensively, if at all. The Funds may only buy or sell options that are listed on a national securities exchange.

A call option on a security is a contract that gives the holder of the option the right to buy from the writer (seller) of the call option, in return for a premium paid, the security underlying the option at a specified exercise price during the term of the option. The writer of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price during the option period. A put option on a security is a contract that, in return for the premium, gives the holder of the option the right to sell to the writer (seller) the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise at the exercise price during the option period.

A Fund will not sell options that are not covered. A call option written by the Fund on a security is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written or (2) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government securities or other high grade short-term obligations in a segregated account. A put option is "covered" if the Fund maintains cash or other high-grade, short-term obligations with a value equal to the exercise price in a segregated account or else holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

If a Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when a Fund so desires.

A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.

An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Funds will generally not purchase or write options that appear to lack an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its option in order to realize any profit and would incur brokerage commissions upon the exercise of the options. If a Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

In addition to options on securities, the Funds may also purchase and sell call and put options on securities indexes. A stock index reflects in a single number the market value of many different stocks. Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, the Fund is obligated, in return for the premium received, to make delivery of this amount. The Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase these options unless Alger Management is satisfied with the development, depth and liquidity of the market and Alger Management believes the options can be closed out.

Price movements in a Fund's securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and will depend, in part, on the ability of Alger Management to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indexes require settlement in cash, Alger Management may be forced to liquidate portfolio securities to meet settlement obligations.

Although Alger Management will attempt to take appropriate measures to minimize the risks relating to any trading by the Funds in put and call options, there can be no assurance that a Fund will succeed in any option trading program it undertakes.

A Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Fund's total assets, although no more than 5% will be committed to transactions entered into for non-hedging (speculative) purposes.

Stock Index Futures and Options on Stock Index Futures

Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the net cash amount called for in the contract at a specific future time. Put options on futures might be purchased to protect against declines in the market values of securities occasioned by a decline in stock prices, and securities index futures might be sold to protect against a general decline in the value of securities of the type that comprise the index. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver such position.

A stock index future obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. While incidental to its securities activities, the Fund may use index futures as a substitute for a comparable market position in the underlying securities.

If a Fund uses futures, or options thereon, for hedging, the risk of imperfect correlation increases as the composition of the Fund varies from the composition of the stock index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the stock index futures, the Fund may, if it uses a hedging strategy, buy or sell stock index futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the stock index futures has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect the Fund's net investment results if market movements are not as anticipated when the hedge is established.

An option on a stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract at a specified exercise price during the term of the option. The Fund will sell options on stock index futures contracts only as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or that there will be correlation between price movements in the options on stock index futures and price movements in the Fund's securities which are the subject of the hedge. In addition, the Fund's purchase of such options will be based upon predictions as to anticipated market trends, which could prove to be inaccurate.

A Fund's use, if any, of stock index futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only, if at all, for bona fide hedging, risk management or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon will require the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on stock index futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance either that the position can be offset prior to settlement at an advantageous price, or that delivery will occur. In order to cover its potential obligations if the Fund enters into futures contracts or options thereon, the Fund will maintain a segregated account which will contain only liquid assets in an amount equal to the total market value of such futures contracts less the amount of initial margin on deposit for such contracts.

A Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

Foreign Currency Transactions. Each Fund other than Spectra Fund may enter into foreign currency transactions for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell; to hedge the U.S. dollar value of securities the Fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain or reduce exposure to the foreign currency for investment purposes. The currency exposure of the Fund's portfolio typically will be unhedged to the U.S. dollar.

Foreign currency transactions may involve, for example, a Fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. A short position would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive. A Fund's success in these transactions may depend on the ability of Alger Management to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad.

Swap Transactions. Each Fund other than Spectra Fund may engage in swap transactions, including currency swaps, index swaps and interest rate swaps. A Fund may enter into swaps for both hedging purposes and to seek to increase total return. A Fund also may enter into options on swap agreements, sometimes called "swaptions."

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of swaps or securities representing a particular index. The "notional amount" of the swap agreement is only used as a basis upon which to calculate the obligations that the parties to a swap agreement have agreed to exchange.

Most swap agreements entered into by the Funds are cash settled and calculate the obligations of the parties to the agreement on a "net basis." Thus, a Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of permissible liquid assets of the Fund.

A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms. Depending on the terms of the particular option agreement, a Fund generally will incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

The use of swap agreements is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If Alger Management is incorrect in its forecasts of applicable market factors, or a counterparty defaults, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. In addition, it is possible that developments in the swap market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

A Fund will enter into swap agreements only when Alger Management believe it would be in the best interests of the Fund to do so. In addition, a Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Funds' repurchase agreement guidelines).

Combined Transactions. Each Fund other than Spectra Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions including forward currency contracts and multiple interest rate transactions, structured notes and any combination of futures, options, currency and interest rate transactions ("component transactions"), instead of a single transaction, as part of a single or combined strategy when, in the opinion of Alger Management, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on Alger Management's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Future Developments. Each Fund may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before a Fund enters into such transactions or makes any such investment, the Fund will provide appropriate disclosure in its Prospectus or this Statement of Additional Information.

Borrowings

The Funds may borrow money from banks and use it to purchase additional securities. This borrowing is known as leveraging. Leveraging increases both investment opportunity and investment risk. If the investment gains on securities purchased with borrowed money exceed the cost of borrowing, including interest paid on the borrowing, the net asset value of a Fund's shares will rise faster than would otherwise be the case. On the other hand, if the investment gains fail to cover the cost (including interest) of borrowings, or if there are losses, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. Each Fund may also borrow from banks for temporary or emergency purposes. Each Fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If such asset coverage should decline below 300% as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

Investment Restrictions

Under the Investment Company Act of 1940, as amended (the "Act"), a "fundamental" policy may not be changed without the vote of a "majority of the outstanding voting securities" of the Fund, which is defined in the Act as the lesser of (a) 67% or more of the shares present at a Fund meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares. Each Fund's investment objective is a non-fundamental policy, which may be changed by the Board of Trustees at any time.

For each Fund:

1. Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not borrow money, except to the extent permitted under the Act (which currently limits borrowing to no more than 33 1/3% of the value of the Fund's total assets).

2. Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act, by virtue of disposing of portfolio securities.

3. Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not lend any securities or make loans to others. For purposes of this investment restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the Fund.

4. Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not issue any senior security (as such term is defined in Section 18(f) of the Act), except insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund's borrowing policies. For purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of senior security.

5. Except as otherwise permitted by Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not purchase, hold or deal in real estate, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts and may acquire and hold real estate or interests therein through exercising rights or remedies with regard to such securities.

6. Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not invest in physical commodities or physical commodities contracts, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swap agreements and other derivative instruments.

7. Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or as otherwise permitted by the SEC.

Except in the case of the percentage limitation set forth in Investment Restriction No. 1, the percentage limitations contained in the foregoing restrictions apply at the time of the purchase of the securities and a later increase or decrease in percentage resulting from a change in the values of the securities or in the amount of the Fund's assets will not constitute a violation of the restriction.

Each Fund, except for the Alchemy Fund, is currently classified as a diversified fund under the Act. A diversified fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, with respect to 75% of the fund's total assets, (a) not more than 5% of the fund's total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. Alchemy Fund is currently classified as a "non-diversified" fund under the Act, which means it is not limited by the Act in the proportion of its assets that may be invested in the securities of an issuer. Under the Act, a Fund cannot change its classification from diversified to non-diversified without shareholder approval.

PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities and other financial instruments for a Fund are made by Alger Management, which also is responsible for placing these transactions, subject to the overall review of the Fund's Board of Trustees. Although investment requirements for each Fund are reviewed independently from those of the other accounts managed by Alger Management, investments of the type the Fund might make may also be made by these other accounts. When the Fund and one or more other accounts managed by Alger Management are prepared to invest in, or desire to dispose of, the same security or other financial instrument, available investments or opportunities for sales will be allocated in a manner believed by Alger Management to be equitable to each. In some cases, this procedure may affect adversely the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

Transactions in equity securities are in many cases effected on U.S. stock exchanges or over-the-counter markets and involve the payment of negotiated brokerage commissions. Where there is no stated commission, as in the case of certain securities traded in the over-the-counter markets, the prices of those securities include undisclosed commissions or mark-ups. Purchases and sales of money market instruments and debt securities usually are principal transactions. These securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. The cost of securities purchased from underwriters includes an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. Government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. Government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

To the extent consistent with applicable provisions of the Act and the rules and exemptions adopted by the SEC thereunder, as well as other regulatory requirements, the Board of Trustees has determined that portfolio transactions will be executed through Fred Alger & Company, Incorporated ("Alger Inc.") if, in the judgment of Alger Management, the use of Alger Inc. is likely to result in price and execution at least as favorable as those of other qualified broker-dealers and if, in particular transactions, Alger Inc. charges the Funds a rate consistent with that which other broker-dealers charge to comparable unaffiliated customers in similar transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. Principal transactions are not entered into with affiliates of the Trust except pursuant to exemptive rules or orders adopted by the SEC.

In selecting brokers or dealers to execute portfolio transactions, Alger Management seeks the best overall terms available. In assessing the best overall terms available for any transaction, Alger Management will consider the factors it deems relevant, including the breadth of the market in the investment, the price of the investment, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, Alger Management is authorized, in selecting parties to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services, as those terms are defined in section 28(e) of the Securities Exchange Act of 1934, provided to the Funds and/or the other accounts over which Alger Management or its affiliates exercise investment discretion. Alger Management's fees under its agreements with the Funds are not reduced by reason of its receiving brokerage and research service. The Board of Trustees will periodically review the commissions paid by the Funds to determine if the commissions paid over representative periods of time are reasonable in relation to the benefits inuring to the Fund. During the fiscal years ended October 31, 2006 and October 31, 2005, Spectra Fund paid an aggregate of approximately $1,050,034 and $1,167,262, respectively, in brokerage commissions, of which approximately $511,014 and $640,343, respectively, was paid to Alger Inc. The commissions paid to Alger Inc. during the fiscal year ended October 31, 2007 are listed in the table below. Alger Inc. does not engage in principal transactions with the Funds and, accordingly, received no compensation in connection with securities purchased or sold in that manner, which include securities traded in the over-the-counter markets, money market investments and most debt securities.

NET ASSET VALUE

The price of one share of a Fund is based on its "net asset value." The net asset value is computed by adding the value of the Fund's investments plus cash and other assets, deducting applicable liabilities and then dividing the result by the number of its shares outstanding. Net asset value is calculated as of the close of business (normally 4:00 p.m. Eastern time) time on each day the New York Stock Exchange ("NYSE") is open.

The NYSE is generally open on each Monday through Friday, except New Year's Day, Dr. Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.

The assets of the Funds are generally valued on the basis of market quotations. Securities for which such information is readily available are valued at the last reported sales price or official closing price as reported by an

	Broker Commissions
		Paid to Alger Inc.
	Total paid		% of Brokerage Commissions	% of Dollar Amount of Transaction Effected	Soft Dollar Transactions
	by the Fund	Dollar Amount	Paid to Alger Inc.	through Alger Inc.	Value of Transactions	Commissions
Spectra Fund	$1,149,770	$583,422	50.74%	61.53%	$109,393,950	$146,233
Green Fund	$24,765	$11,027	44.53%	47.07%	$812,216	$1,028
Alchemy Fund	$3,729	$1,308	35.08%	28.05%	$49,409	$69
International Fund	$954	$553	57.86%	43.43%	$74,145	$75

independent pricing service on the primary market or exchange on which they are traded. In the absence of reported sales, securities are valued at a price within the bid and asked price or, in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued. Other investments and other assets, including restricted securities and securities for which market quotations are not readily available, are valued at fair value under procedures approved by the Board of Trustees. Securities in which the Funds invest may be traded in markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE (normally 4:00 p.m. Eastern time) may result in adjustments to the closing prices to reflect what the investment adviser, pursuant to policies established by the Board of Trustees, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. Short-term securities with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees.

PURCHASES, REDEMPTIONS AND EXCHANGES

Shares are offered continuously by the Funds and are distributed on a best efforts basis by Alger Inc. as principal underwriter for the Funds pursuant to a distribution agreement (the "Distribution Agreement"). Under the Distribution Agreement, Alger Inc. bears all selling expenses, including the costs of advertising and of printing prospectuses and distributing them to prospective shareholders. Each of the officers of the Fund and Hilary M. Alger are "affiliated persons," as defined in the Act, of the Fund and of Alger Inc.

Third-party checks will not be honored except in the case of employer-sponsored retirement plans. You will be charged a fee for any check returned by your bank.

Investors may exchange stock of companies acceptable to Alger Management for shares of a Fund with a minimum of 100 shares of each company generally being required. The Funds believe such exchange provides a means by which holders of certain securities may invest in the Funds without the expense of selling the securities in the open market. The investor should furnish, either in writing or by telephone, to Alger Management a list with a full and exact description of all securities proposed for exchange. Alger Management will then notify the investor as to whether the securities are acceptable and, if so, will send a letter of transmittal to be completed and signed by the investor. Alger Management has the right to reject all or any part of the securities offered for exchange. The securities must then be sent in proper form for transfer with the letter of transmittal to the Custodian of the Funds' assets. The investor must certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. Upon receipt by the Custodian the securities will be valued as of the close of business on the day of receipt in the same manner as the Funds' securities are valued each day. Shares of a Fund having an equal net asset as of the close of the same day will be registered in the investor's name. Applicable sales charges, if any, will apply, but there is no charge for making the exchange and no brokerage commission on the securities accepted, although applicable stock transfer taxes, if any, may be deducted. The exchange of securities by the investor pursuant to this offer may constitute a taxable transaction and may result in a gain or loss for federal income tax purposes. The tax treatment experienced by investors may vary depending upon individual circumstances. Each investor should consult a tax adviser to determine federal, state and local tax consequences.

Confirmations and Account Statements

All of your transactions through the Transfer Agent, Boston Financial Data Services, Inc., will be confirmed on separate written transaction confirmations (other than Automatic Investment Plan transactions) and on periodic account statements. You should promptly and carefully review the transaction confirmations and periodic statements provided to you and notify the Transfer Agent in writing of any discrepancy or unauthorized account activity. Any information contained on transaction confirmations and account statements will be conclusive unless you notify the Transfer Agent of an apparent discrepancy or unauthorized account activity within ten (10) business days after the information is transmitted to you.

Purchases Through Processing Organizations

You can purchase and redeem shares through a "Processing Organization," which is a broker-dealer, bank or other financial institution that purchases shares of one or more Funds for its clients or customers. The Funds may authorize a Processing Organization to receive, or to designate other financial organizations to receive, purchase and redemption orders on the Funds' behalf. In that case, the Funds will be deemed to have received an order when the Processing Organization or its intermediary receives it in proper form, and the order will be processed based on the net asset value of the Funds next calculated after the order is received in proper form by the Processing Organization or its designee.

When shares are purchased this way, the Processing Organization, rather than its customer, may be the shareholder of record of the shares. The minimum initial and subsequent investments in classes of the Funds for shareholders who invest through a Processing Organization will be set by the Processing Organization. Processing Organizations, which may include broker-dealers, banks or other financial institutions, may impose charges and restrictions in addition to or different from those applicable if you invest in the Funds directly. Therefore, you should read the materials provided by the Processing Organization in conjunction with the Prospectus. Certain Processing Organizations may receive compensation from the Funds, Alger, Inc., or any of its affiliates.

Automatic Investment Plan

Purchases into your account will be made on the day of the month you select. If the day of the month you select falls on a weekend or a NYSE holiday, the purchase shall be made on the next business day. In order to participate, your account must be held by a bank which is a member of the Automated Clearing House. Please note that transfers from your bank account to a fund sponsored retirement account will be considered current year contributions.

While there is no charge to shareholders for this service, a fee will be deducted from a shareholder's Fund account in the case of insufficient funds. A shareholder's Automatic Investment Plan may be terminated at any time without charge or penalty by the shareholder, the Fund, the Transfer Agent or Alger Inc.

TelePurchase and TeleRedemption

The price the shareholder will receive will be the price next computed after the Transfer Agent receives the TelePurchase or TeleRedemption request from the shareholder to purchase shares or redeem shares, respectively. You can apply for TelePurchase or TeleRedemption by completing an Additional Services Form and returning it to the Transfer Agent. Although the Funds are authorized to charge a fee of $17 for each Automated Clearing House redemption, they do not currently intend to do so. To use these privileges, your bank must be a member of the Automated Clearing House. Shares held in any Spectra retirement plan and shares issued in certificate form are not eligible for this service.

Redemptions and Exchanges

You may incur a 2% redemption fee if you redeem shares of the Funds within 30 days of having acquired them. Shareholders claiming waivers of the redemption fee must assert their status at the time of redemption.

The right of redemption of shares of a Fund may be suspended, or the date of payment postponed for more than seven days, (a) for any periods during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists, making disposal of the Fund's investments or determination of its net asset value not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the Fund's shareholders.

No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Telephone Redemptions

You automatically have the ability to make redemptions by telephone unless you refuse the telephone redemption privilege. To sell shares by telephone, please call (800) 711-6141. Redemption requests received prior to the close of business of the NYSE (normally 4:00 p.m. Eastern time) will generally be mailed on the next business day. Shares held in any Alger retirement plan and shares issued in certificate form are not eligible for this service.

Redemption proceeds are mailed to the address of record. Any request for redemption proceeds to be sent to the address of record must be in writing with the signature(s) guaranteed if made within 30 days of changing your address.

The Funds, the Transfer Agent and their affiliates are not liable for acting in good faith on telephone instructions relating to your account, so long as they follow reasonable procedures to determine that the telephone instructions are genuine. Such procedures may include recording the telephone calls and requiring some form of personal identification. You should verify the accuracy of telephone transactions immediately upon receipt of your confirmation statement.

Redemptions in Kind

Payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees has adopted procedures which provide that if the Board determines that it would be detrimental to the best interest of the remaining shareholders of a Fund to make payment of a redemption order wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the Fund, in lieu of cash, in conformity with applicable rules of the SEC. The Trust has elected to be governed by Rule 18f-1 under the act, pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method each Fund uses to value its portfolio securities and such valuation will be made as of the time the redemption price is determined.

Systematic Withdrawal Plan

A systematic withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares of a Fund with a value exceeding $10,000 and who wish to receive specific amounts of cash periodically. Withdrawals of at least $50 monthly (but no more than 1% of the value of a shareholder's shares in the Fund) may be made under the Withdrawal Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a Fund.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificated form must deposit their share certificates of the Fund from which withdrawals will be made with Boston Financial Data Services, Inc., as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are automatically reinvested at net asset value in additional shares of the Fund. For additional information regarding the Withdrawal Plan, contact the Funds.

Signature Guarantees

The Transfer Agent has adopted standards and procedures pursuant to which Medallion Signature Guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, and national securities exchanges, that are participants in the New York Stock Exchange Medallion Signature Program (MSP), the Securities Transfer Agents Medallion Program (STAMP), and the Stock Exchanges Medallion Program (SEMP).

Exchange Privilege

Shareholders may exchange shares of a Fund for shares of the Alger Money Market Fund (the "MMF") of The Alger Funds, another mutual fund managed by Alger Management, and conversely may also exchange shares of the MMF for Fund shares. MMF shares acquired in such exchanges, together with MMF shares acquired through reinvestment of dividends on such shares, may be exchanged for shares of a Fund, but only for Fund shares of the same class as those originally exchanged for MMF shares. These exchanges will normally be effected at the respective net asset values of the Fund and MMF next determined after the exchange request is accepted, with no sales charge or transaction fee imposed. If you exchange shares of a Fund for shares of the MMF within 30 days of purchase (including purchase by exchange into the Fund), the Fund may impose a redemption fee of 2% of the amount redeemed.

Shares of the MMF received in an exchange will earn dividends beginning on the next business day after the exchange. Before exchanging Fund shares for MMF shares, an investor should carefully read a Prospectus describing the MMF. To obtain a Prospectus for The Alger Funds and more information about such exchanges, please call (800) 711-6141. The Funds reserve the right to terminate or modify this exchange privilege or to charge a per-exchange fee upon notice to shareholders.

For tax purposes, an exchange of shares is treated as a sale of the shares exchanged and therefore you may realize a taxable gain or loss when you exchange shares.

MANAGEMENT

Trustees and Officers of the Trust

The Trust is governed by a Board of Trustees which is responsible for protecting the interests of shareholders under Massachusetts law. The Board of Trustees has two standing committees: an Audit Committee and a Nominating Committee. The Audit Committee oversees (a) each Fund's accounting and financial reporting policies and practices and its internal controls and (b) the quality and objectivity of each Fund's financial statements and the independent audit thereof. The members of the Committee, which met four times during the Funds' last fiscal year, are Lester L. Colbert, Jr., Stephen E. O'Neil and Nathan E. Saint-Amand. The function of the Nominating Committee is to select and nominate all candidates who are not "interested persons" of the Trust ("Independent Trustees") for election to the Trust's Board. The Nominating Committee, which met once during the Funds' last fiscal year, is composed of all the Independent Trustees. While the Nominating Committee expects to be able to identify a sufficient number of qualified candidates on its own, it will consider nominations from shareholders that are submitted in writing and otherwise pursuant to the provisions of the Nominating Committee Charter.

Name, Age, Position With The Trust and Address[1]	Principal Occupations	Trustee Since	Number of Portfolios in the Alger Fund Complex[3] which are Overseen by Trustee
Interested Trustee[2]

Hilary M. Alger (46) Trustee	Director of Development, Pennsylvania Ballet since 2004, Associate Director of Development, College of Arts and Sciences and Graduate School, University of Virginia 1999-2003.	2003	28

Non-Interested Trustees

Charles F. Baird, Jr. (54) Trustee	Managing Partner of North Castle Partners, a private equity securities group; Chairman of Leiner Health Products, Enzymatic Therapy and Caleel & Hayden (skincare business); former Chairman of Elizabeth Arden Day Spas, Naked Juice, Equinox (fitness company) and EAS (manufacturer of nutritional products). Formerly Managing Director of AEA Investors, Inc.	2000	28

Roger P. Cheever (62) Trustee	Senior Associate Dean of Development, Harvard University; Formerly Deputy Director of the Harvard College Fund.	2000	28

Lester L. Colbert, Jr. (74) Trustee	Private investor since 1988. Formerly, Chairman of the Board, President and Chief Executive Officer of Xidex Corporation (manufacturer of computer information media).	2000	28

Stephen E. O'Neil (75) Trustee	Attorney; Private investor since 1981. Formerly of Counsel to the law firm of Kohler & Barnes.	1972	28

David Rosenberg (45) Trustee	Associate Professor of Law since January 2006 (Assistant Professor 2000-2005), Zicklin School of Business, Baruch College, City University of New York.	2007	28

Nathan E. Saint-Amand, M.D. (70) Trustee	Medical doctor in private practice; Member of the Board of the Manhattan Institute (non-profit policy research) since 1988. Formerly Co-Chairman, Special Projects Committee, Memorial Sloan Kettering.	1986	28

1  The address of each Trustee is c/o Fred Alger Management, Inc., 111 Fifth Avenue, New York, NY 10003.

2  Ms. Alger is an "interested person" (as defined in the Act) of the Fund by virtue of her ownership control of Alger Associates, Inc. ("Alger Associates"), which controls Alger Management and its affiliates.

3  "Alger Fund Complex" refers to the Trust and the five other registered investment companies managed by Alger Management. Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected. Each of the Trustees serves on the Boards of Trustees/Directors of the other five registered investment companies in the Alger Fund Complex.

Name, (Age), Position with the Trust and Address[1]	Principal Occupations	Officer Since[2]
Officers

Dan C. Chung (45) President	Chief Investment Officer and Director since 2001, and Chief Executive Officer since 2006, of Alger Management; President since 2003 and Director since 2001 of Alger Associates, Inc. ("Associates"), Fred Alger International Advisory S.A. ("International") (Director since 2003), and Analysts Resources, Inc. ("Resources"). Formerly Trustee of the Trust from 2001 to 2007.	2001

Zachary Karabell (39) Executive Vice President	Executive Vice President (Vice President prior to October 2003 and Vice President from October 2003 through December 2006) and President Senior Economic Analyst of Alger Management since 2002; consultant and author since 1997.	2006

Michael D. Martins (42) Treasurer	Senior Vice President of Alger Management; Assistant Treasurer from 2005 to 2006 of the Funds. Formerly Vice President, Brown Brothers Harriman & Co. 1997-2004.	2005

Hal Liebes (43) Secretary	Executive Vice President, Director, Chief Legal Officer, Chief Operating Officer, and Secretary of Alger Inc. and Alger Management; Director since 2006 of Associates, International and Resources. Formerly Chief Compliance Officer 2004-2005, AMVESCAP PLC; U.S. General Counsel 1994-2002 and Global General Counsel 2002-2004, Credit Suisse Asset Management.	2005

Lisa A. Moss (42) Assistant Secretary	Vice President and Assistant General Counsel of Alger Management since June 2006. Formerly Director of Merrill Lynch Investment Managers, L.P. from 2005-2006; Assistant General Counsel of AIM Management, Inc. from 1995-2005.	2006

Anthony S. Caputo (52) Assistant Treasurer	Employed by Alger Management since 1986, currently serving as Vice President.	2007

Sergio M. Pavone (46) Assistant Treasurer	Employed by Alger Management since 2002, currently serving as Vice President.	2007

Barry J. Mullen (54) Chief Compliance Officer	Senior Vice President and Director of Compliance of Alger Management since May 2006. Formerly, Director of BlackRock, Inc. from 2005-2006; Vice President of J.P. Morgan Investment Management from 1996-2004.	2006

Raymond Pinelli (51) Senior Vice President	Senior Vice President of Alger Management since August 2001.	2006

1  The address of each officer is c/o Fred Alger Management, Inc., 111 Fifth Avenue, New York, NY 10003.

2  Each officer's term of office is one year. Each of Messrs. Chung, Martins, Liebes, Caputo, Pavone and Mullen and Ms. Moss serves in the same capacity for the other funds in the Alger Fund Complex.

No director, officer or employee of Alger Management or its affiliates receives any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Fund pays each Independent Trustee $500 for each meeting attended, to a maximum of $2,000 per annum, plus travel expenses incurred for attending the meeting. The Chairman of the Board of Trustees receives an additional annual fee of $10,000 which is paid, pro rata, by all funds in the Alger Fund Complex. Additionally, each Fund pays each member of the Audit Committee $50 for each meeting attended, to a maximum of $200 per annum. Applicable sales charges are waived for these individuals in order to promote the alignment of such individuals' economic interests with the Fund. The Trust did not offer its Trustees any pension or retirement benefits during or prior to the fiscal year ended October 31, 2007. The following table provides compensation amounts paid to current Independent Trustees of the Trust for the fiscal year ended October 31, 2007.

COMPENSATION TABLE

Name of Person, Position	Aggregate Compensation from The Spectra Funds	Total Compensation Paid to Trustees from The Alger Fund Complex
Charles F. Baird, Jr.	$3,672	$32,172
Roger P. Cheever	$6,785	$52,172
Lester L. Colbert, Jr.	$6,239	$49,689
Stephen E. O'Neil	$6,789	$52,989
David Rosenberg	$5,172	$36,672
Nathan E. Saint-Amand	$6,239	$52,989

The following table shows each current Trustee's beneficial ownership as of the date of September 15, 2007, by dollar range, of equity securities of the Funds and of the funds in the Alger Fund Complex overseen by that Trustee. The ranges are as follows: A–none; B–$1-$10,000; C–$10,001-$50,000; D–$50,001-$100,000; E–$100,001-$250,000; F–$250,001-$500,000; G–over $500,000.

None of the Independent Trustees and none of their immediate family members owns any securities issued by Alger Management, Alger Inc., or any company (other than a registered investment company) controlling, controlled by or under common control with Alger Management or Alger Inc. The table reflects Ms. Alger's beneficial ownership of shares of the Funds, and of all Funds in the Alger Fund Complex overseen by Ms. Alger as a Trustee, that are owned by various entities that may be deemed to be controlled by Ms. Alger.

Name of Trustee	Equity Securities of Spectra Fund	Equity Securities of Green Fund	Equity Securities of Alchemy Fund	Equity Securities of International Fund	Equity Securities of Technology Fund	Aggregate Equity Securities of Funds in Alger Fund Complex Overseen by Trustee
Interested Trustees
Hilary M. Alger	A	A	A	A	A	E
Independent Trustees
Charles F. Baird, Jr.	A	A	A	A	A	A
Roger P. Cheever	E	A	A	A	A	E
Lester L. Colbert, Jr.	C	A	A	A	A	D
Stephen E. O'Neil	A	A	A	A	A	A
David Rosenberg	A	A	A	A	A	A
Nathan E. Saint-Amand	A	A	A	A	A	E

Investment Manager

Alger Management has been in the business of providing investment advisory services since 1964 and, as of December 31, 2007, had approximately $12.1 billion in mutual fund assets as well as $3.2 billion in other assets. Alger Management is owned by Alger Associates, a financial services holding company. As of the date of this SAI, Alger Associates and, indirectly, Alger Management, are controlled by Mr. Alger's three daughters, Hilary M. Alger, Nicole D. Alger and Alexandra D. Alger, each of whom owns approximately 33% of the voting rights of Alger Associates.

Alger Management serves as investment adviser to each Fund pursuant to a written agreement (the "Advisory Agreement") and under the supervision of the Board of Trustees. As Manager, Alger Management makes investment decisions for each Fund and continuously reviews its investment program. Alger Management also serves as Administrator to the Funds and is responsible for the overall administration of the Funds pursuant to a written agreement (the "Administration Agreement"). As Administrator, Alger Management provides administrative services to the Funds, including: providing office space, telephone, office equipment and supplies; authorizing expenditures and approving bills for payment on behalf of the Funds; supervising preparation of periodic shareholder reports, notices and other shareholder communications; supervising the daily pricing of the Funds' investment portfolios and the publication of the net asset value of the Funds' shares, earnings reports and other financial data; monitoring relationships with organizations providing services to the Funds, including the Funds' custodian, transfer agent and printers; providing trading desk facilities for the Funds; and supervising compliance by the Funds with recordkeeping and periodic reporting requirements under the Act.

It is anticipated that Alger Inc., an affiliate of Alger Management, will serve as the Trust's broker in effecting most of the Funds' transactions on securities exchanges and will retain commissions in accordance with certain regulations of the SEC. In addition, Alger Management employs professional securities analysts who provide research services exclusively to the Funds and other accounts for which Alger Management or its affiliates serve as investment adviser or subadviser. Alger Management bears all expenses in connection with the performance of its services under the Advisory Agreement and the Administration Agreement.

As compensation for its services, the Trust has agreed to pay the Manager an investment advisory fee, accrued daily and payable monthly, at the annual rates set forth below as a percentage of the average daily net asset value of the relevant Fund:

Fund	Advisory Fee Rate
Spectra Fund	1.46%
Green Fund	.71
Alchemy Fund	.85
International Fund	1.00
Technology Fund	.81

For the fiscal years ended October 31, 2007, October 31, 2006 and October 31, 2005, Alger Management earned under the terms of the Adisory Agreement $3,328,176, $2,960,376, and $3,029,513, respectively, in respect of Spectra Fund. For the fiscal year ended October 31, 2007, Alger Management earned under the terms of the Management Agreement $51,165 in respect of Green Fund; $11,476 in respect of Alchemy Fund; $16,947 in respect of International Fund; and $0 in respect of Technology Fund.

Prior to September 12, 2006, the Manager provided advisory and administrative services to each Fund under a separate management agreement. From the period September 12, 2006 through March 16, 2008, each Fund paid Alger Management an administrative fee at the annual rate of .04% of the Fund's average daily net assets. Effective March 17, 2008, Alger Management's administrative fee will be .0275% of average daily net assets, and pursuant to an Accounting Agency Agreement between Brown Brothers Harriman & Co. ("BBH") and the Funds, for a fee of .014% of the Funds' average daily net assets for the first $5 billion in assets and .0125% for assets over $5 billion, BBH will provide accounting and bookkeeping services and calculation of the net asset value of the Funds' shares.

During the fiscal year ended October 31, 2007, Alger Management earned under the terms of the Administration Agreements, $89,681 in respect of Spectra Fund; $2,856 in respect of Green Fund; $540 in respect of Alchemy Fund; and $678 in respect of International Fund.

Description of Portfolio Manager Compensation Structure

An Alger portfolio manager's compensation generally consists of salary and an annual bonus. In addition, portfolio managers are eligible for standard health and retirement benefits available to all Alger employees, including a 401(k) plan sponsored by Alger. A portfolio manager's base salary is typically a function of the portfolio manager's experience (with consideration given to type, investment style and size of investment portfolios previously managed), performance of his job responsibilities, and financial services industry peer comparisons. Base salary is generally a fixed amount that is subject to an annual review. The annual bonus is variable from year to year, and considers various factors, including:

•  the firm's overall financial results and profitability;

•  the firm's overall investment management performance;

•  current year's and prior years' pre-tax investment performance (both relative and absolute) of the portfolios for which the individual is responsible; and

•  the individual's leadership contribution within the firm.

Other Accounts Managed by Portfolio Manager

The numbers and assets (1,000,000s) of other accounts managed by the portfolio managers of the Funds as of December 31, 2007 are as follows. No account's advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Patrick Kelly	3	($1,913.5)	2	($891.3)	38	($940.1)
Christopher R. Walsh	—		—		—
Daniel C. Chung	12	($5,482.2)	4	($41.1)	17	($1,346.1)
Gregory S. Adams	—		—		—

Securities Owned by the Portfolio Managers

The following table shows each current portfolio manager's beneficial interest as of December 31, 2007, by dollar range, in the shares of the Fund(s) that he manages. The ranges are as follows:
A = none; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$250,000; F = $250,001-$500,000; G = $500,001-$1,000,000; H = over $1,000,000.

Portfolio Manger	Fund	Range
Patrick Kelly	Spectra Fund	G

Christopher R. Walsh	Green Fund	D

Dan C. Chung	Alchemy Fund International Fund Technology Fund	A A A

Gregory Adams	International Fund	D

Potential Conflicts of Interest

To seek to ensure that all clients are treated equitably, the Manager has adopted policies and procedures that address the allocation of investment opportunities and execution of portfolio transactions as well as personal trading by its employees. Nevertheless, the portfolio managers are generally responsible for managing several accounts for several clients. In addition to the Funds and other funds advised by the Manager, these other accounts may include separate accounts, mutual funds sub-advised by Alger Management, and other investment vehicles. Moreover, the size of these accounts can vary significantly from the size of the Funds. Potential conflicts of interest exist when a portfolio manager has responsibility and makes investment decisions involving such accounts. While investment decisions for accounts are made with consideration of their respective investment objectives and constraints, availability of cash for investment, current holdings and size of investment positions, it is therefore possible that a particular security may be bought or sold for only one account, or in different amounts and at different times for different accounts. To address this conflict, Alger Management has developed trade allocation policies and procedures designed to avoid action that would result in intentional an improper advantage or disadvantage to any one account managed by Alger Management. Accordingly, transactions are generally allocated among accounts in a manner believed by Alger Management to be most equitable to each account, generally using a pro-rata allocation methodology. Exceptions to pro-rata allocation are made to recognize the investment needs and particular restrictions of each individual account, including but not limited to consideration of issuer concentration, industry exposure, asset class exposure, credit exposure, available cash, desire to eliminate and/or not establish de minimis positions, and to accounts with specialized investment policies and objectives.

The Manager, and the Funds' portfolio managers, furnish advisory services to numerous clients in addition to the Funds, and the Manager may, consistent with applicable law, make investment decisions for other clients (including accounts which have potentially higher fees paid to the Manager or in which portfolio managers have personal investments) that may be the same as or different from those made for the Funds. In addition, the Manager and its affiliates, including Alger Inc., may or may not have an interest in the securities whose purchase and sale the Manager recommends to the Funds. Actions with respect to securities of the same kind may be the same as or different from the action which the Manager or any of its affiliates may take with respect to the same securities.

Expenses of the Funds

Operating expenses for the Funds generally consist of all costs not specifically borne by Alger Management, including custodian fees, Trustees' fees, transfer agency fees, legal fees, auditing costs, investment management fees, fees for necessary professional and brokerage services, costs of regulatory compliance and costs associated with maintaining legal existence and shareholder relations. In addition, the Funds may compensate Alger Inc. for servicing shareholder accounts. From time to time, Alger Management, in its sole discretion and as it deems appropriate, may assume certain expenses of the Funds while retaining the ability to be reimbursed by the Funds for such amounts prior to the end of the fiscal year. This will have the effect of lowering a Fund's overall expense ratio and of increasing return to investors, or the converse, at the time such amounts are assumed or reimbursed, as the case may be.

Distribution Plan

Under a distribution plan (the "Plan") adopted in accordance with Rule 12b-1 under the Act, each Fund may pay Alger Inc. a fee, at an annual rate of up to 0.25% of the average daily net assets of the Fund's Class N shares primarily for remittance to certain entities including Alger Inc. and its affiliates and selected dealers as compensation for distribution assistance and shareholder services to investors holding Fund shares. The Plan is a "compensation" type plan and permits the payment at an annual rate of up to 0.25% of the average daily net assets allocable to Class N shares of the Funds for recordkeeping and administrative services as well as activities that are primarily intended to result in sales of shares of the Funds, including but not limited to preparing, printing and distributing prospectuses, Statement of Additional Information, shareholder reports, and educational materials to investors; compensating selling personnel; responding to inquiries by investors; receiving and answering correspondence; investor-level recordkeeping and administrative services; and similar activities. The Plan and any related agreement that is entered into by the Trust in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees and of a majority of the Independent Trustees, and who have no direct or indirect financial interest in the operation of the Plan or any related agreements. All material amendments to the Plan must be approved by a majority vote of the Trustees, including a majority of the Independent Trustees, at a meeting called for that purpose. The Plan may not be amended to increase materially the amount to be spent with respect to a Fund without the approval of the affected class of shareholders of the Fund. In addition, the Plan may be terminated with respect to a Fund at any time, without penalty, by vote of a majority of the outstanding affected class of shares of the Fund or by vote of a majority of the Independent Trustees.

During the fiscal year ended October 31, 2007, the Funds paid approximately $467,519 for distribution services to Alger Inc. under provisions of the Plan, as follows:

Fund	Fees Paid
Spectra Fund	$443,301
Green Fund	$16,606
Alchemy Fund	$3,375
International Fund	$4,237
Technology Fund	$0

Alger Inc. paid these amounts to dealers who sold shares of the Funds to provide compensation for ongoing service and/or maintenance of shareholder accounts.

Distributor

From time to time Alger Inc., at its expense from its own resources, may compensate brokers, dealers, investment advisers or others ("financial intermediaries") who are instrumental in effecting investments by their clients or customers in the Trust, in an amount up to 1% of those investments. Alger Inc. may also from time to time, at its expense from its own resources, make payments to other financial intermediaries that provide shareholder servicing or transaction processing, with such payments structured as a percentage of gross sales, a percentage of net assets, and/or as a fixed dollar amount (the latter as a per account fee or as reimbursement for transactions processing and transmission charges ). Payments under these other arrangements may vary but generally will not exceed 0.50% annually of Trust assets or 0.50% annually of Trust sales attributable to that financial intermediary. Alger Inc. determines whether to make any additional cash payments and the amount of any such payments in response to requests from financial intermediaries, based on factors Alger Inc. deems relevant. Factors considered by Alger, Inc. generally include the financial intermediary's reputation, ability to attract and retain assets for the Trust, expertise in distributing a particular class of shares of the Trust, entry into target markets, and/or quality of service.

Financial intermediaries with whom Alger Inc. has its most significant arrangements to make additional cash compensation payments are ADP, Charles Schwab, Citigroup/SmithBarney, Fidelity, First Trust, GWFS, MML Investors Services, Merrill Lynch, Morgan Stanley, National Financial Services, New York State Deferred Compensation, New York Life, OneAmerica, Pershing, Princeton Retirement Group, Prudential, Raymond James, Sungard, UBS and Wachovia. In addition, Alger, Inc. may make payments to dealer firms in the form of payments for marketing support, seminar support, training meetings, or comparable expenses in the discretion of Alger Inc. Please contact your financial intermediary for details about revenue sharing payments it may receive. Any payments described above will not change the price paid by investors for the purchase of shares of a Fund or the amount of proceeds received by a Fund on the sale of shares.

Independent Registered Public Accounting Firm

Ernst & Young LLP serves as the independent registered public accounting firm for the Fund.

CODE OF ETHICS

Alger Management personnel ("Access Persons") are permitted to engage in personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to the restrictions and procedures of the Fund's Code of Ethics. Pursuant to the Code of Ethics, Access Persons generally must preclear all personal securities transactions prior to trading and are subject to certain prohibitions on personal trading. You can get a copy of the Funds' Code of Ethics by calling the Funds toll-free at (800) 711-6141.

TAXES

The following is a summary of selected federal income tax considerations that may affect the Funds and their shareholders. the summary is not intended to substitute for individual tax advice and investors are urged to consult their own tax advisers as to the federal, state and local tax consequences of investing in the Funds.

Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If qualified as a regulated investment company, a Fund will pay no federal income taxes on its investment company taxable income (that is, taxable income other than net realized long-term capital gains) and its net realized long-term capital gains that are distributed to shareholders. To qualify under Subchapter M, a Fund must, among other things, distribute to its shareholders at least 90% of its taxable net investment income and net realized short-term capital gains.

In so qualifying, the Funds may be restricted in the utilization of certain of the investment techniques described above and in the Funds' prospectus. As a regulated investment company, each Fund is subject to a non-deductible excise tax of 4% with respect to certain undistributed amounts of income and capital gains during the calendar year. Each Fund expects to make additional distributions or change the timing of its distributions so as to avoid the application of this tax.

In general, any gain or loss on the redemption or exchange of Fund shares will be long-term capital gain or loss if held by the shareholder for more than one year, and will be short-term capital gain or loss if held for one year or less. However, if a shareholder receives a distribution taxable as long-term capital gain with respect to Fund shares, and redeems or exchanges the shares before holding them for more than six months, any loss on the redemption or exchange up to the amount of the distribution will be treated as a long-term capital loss.

Dividends of a Fund's net investment income and distributions of its short-term capital gains will generally be taxable as ordinary income. Distributions of long-term capital gains will be taxable as such at the appropriate rate, regardless of the length of time you have held shares of the Fund. Only dividends that reflect a Fund's income from certain dividend-paying stocks will be eligible for the federal dividends-received deduction for corporate shareholders.

If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings and shareholders may receive dividends in an earlier year than would otherwise be the case.

Investors considering buying shares of a Fund just prior to a record date for a taxable dividend or capital gain distribution should be aware that, regardless of whether the price of the Fund shares to be purchased reflects the amount of the forthcoming dividend or distribution payment, any such payment will be a taxable dividend or distribution payment.

If a shareholder fails to furnish a correct taxpayer identification number, fails to fully report dividend or interest income, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to such withholding, then the shareholder may be subject to a 28% "backup withholding tax" with respect to (i) any taxable dividends and distributions and (ii) any proceeds of any redemption of Fund shares.

Shortly after the close of each calendar year, you will receive a statement setting forth the dollar amounts of dividends and any distributions for the prior calendar year and the tax status of the dividends and distributions for federal income tax purposes. You should consult your tax adviser to assess the federal, state and local tax consequences of investing in each Fund. This discussion is not intended to address the tax consequences of an investment by a nonresident alien.

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, currently serves as custodian of the Funds' assets pursuant to a custodian agreement. As of March 18, 2008, Brown Brother Harriman & Co., 40 Water Street, Boston, Massachusetts 02109 will serve as custodian of the Funds' assets pursuant to a custodian agreement. State Street Bank & Trust Company serves as transfer agent for the Fund pursuant to a transfer agency agreement, with transfer agent services provided by State Street's affiliate, Boston Financial Data Services, Inc. ("Boston Financial"). Under the transfer agency agreement, Boston Financial processes purchases and redemptions of shares of the Funds, maintains the shareholder account records for the Funds, handles certain communications between shareholders and the Funds and distributes any dividends and distributions payable by the Funds. The Funds and Alger Inc. (or its affiliates) may enter into an agreement for recordkeeping services. Similarly, the Fund, Alger Inc. (or its affiliates) and non-affiliated third-party service providers may enter into agreements for record keeping services.

Under the transfer agency agreement, Boston Financial is compensated on a per-account and, for certain transactions, a per-transaction basis. The Trust has entered into a Shareholder Administrative Services Agreement with Alger Management to act as liaison and to provide administrative oversight of Boston Financial and related services. Alger Management is paid on a per account basis for these services. During the fiscal year ended October 31, 2007, the Trust paid Alger Shareholder Services, Inc., an affiliate of Alger Management, $37,627 under the Shareholder Administrative Services Agreement that was subsequently assigned to Alger Management on June 30, 2007.

DIVERSIFICATION

Each Fund, except for Alchemy Fund, is classified as a "diversified" investment company under the Act. A "diversified" investment company is required, with respect to 75% of its assets, to limit its investment in any one issuer (other than the U.S. government) to no more than 5% of the investment company's total assets. Alchemy Fund is classified as a "non-diversified" investment company under the Act. Each Fund intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code; one of the requirements for such qualification is a quarterly diversification test, applicable to 50% (rather than 75%) of the Fund's assets, similar to the requirement stated above.

CERTAIN SHAREHOLDERS

Set forth below is certain information regarding significant shareholders of the Funds.

The following table contains information regarding persons who are known to own of record 5% or more of Class N shares. All holdings are expressed as a percentage of the applicable Fund's outstanding shares as of February 1, 2008. Unless otherwise indicated, the Fund has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

Class N Shares	Ownership
Spectra Fund
Charles Schwab & Co., Inc. Special Custody Acct. 101 Montgomery Street San Francisco, CA 94104	34.62%*
National Financial Services Omnibus Reconciliation 200 Liberty Street New York, NY 10281	17.87%
Green Fund
Charles Schwab & Co., Inc. ATTN: Mutual Fund Ops 101 Montgomery St. San Francisco, CA 94104-4151	25.55%*
Fred Alger Management Inc. Harborside Financial Center 600 Plaza One Jersey City, NJ 07311-4041	14.48%
International Fund
Fred Alger Management Inc. Harborside Financial Center 600 Plaza One Jersey City, NJ 07311-4041	66.69%*
MLFP&S For the Sole Benefit of Its Customers ATTN: Fund Administration 97RM2 4800 Deer Lake DR.E. 2nd Fl Jacksonville, FL 32246-6484	9.17%
Charles Schwab & Co., Inc. ATTN: Mutual Fund Ops 101 Montgomery St. San Francisco, CA 94104-4151	6.17%

Class N Shares	Ownership
Alchemy Fund
Fred Alger & Company, Inc. Harborside Financial Center 600 Plaza One Jersey City, NJ 07311-4041	95.62%*
Technology Fund
SSB&T Co. C/F SEP James P. Lyons 29776 Bayhead Rd. Dade City, FL 33523	10.96%
SSB&T Co. C/F IRA Floyd White Jr. 8871 Aurora Light Way Las Vegas, NV 89123	5.47%

*  A shareholder who owns more than 25% of the voting securities of the Fund is deemed to "control" the Fund under the Act, and may heavily influence a shareholder vote.

As of February 1, 2008, each Fund's Trustees and officers as a group hold directly less than 1% of the Fund's outstanding Class N shares. Fred Alger Management, Inc., a New York corporation, is a wholly-owned subsidiary of Alger Associates, Inc., a New York corporation, of which Hilary M. Alger, Nicole D. Alger and Alexandra D. Alger are the controlling shareholders. These relationships may have the effect of disproportionately diminishing the voting power of other shareholders of the Funds.

ORGANIZATION

The Trust is an investment company. From its inception in 1968 until February 12, 1996, the Trust was organized as a Massachusetts business corporation, and had operated as a registered closed-end investment company since 1978. Shares of closed-end investment companies, unlike those of open-end companies, are ordinarily not redeemable and are not continuously offered for sale to the public. On February 12, 1996, the Trust reorganized as a Massachusetts business trust and also converted to an open-end investment company, or "mutual fund." In connection with the reorganization, the name of the Trust was changed from "Spectra Fund, Inc." to "Spectra Fund." The Trust is authorized to offer an unlimited number of shares. The Trust changed its name to "The Spectra Funds" on January 4, 2007.

The Trust is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio.

To date, the Board has authorized the creation of five series of shares. All consideration received by the Trust for shares of a series, and all assets in which such consideration is invested, will belong to that series (subject only to the rights of creditors of the Trust) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, a series will be treated separately from those of the other series. The Trust has the ability to create, from time to time, new series without shareholder approval.

Rule 18f-2 under the Act provides that any matter required to be submitted under the provisions of the Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Trust, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. The Rule exempts the selection of the independent registered public accounting firm and the election of Trustees from the separate voting requirements of the Rule.

Although, as a Massachusetts business trust, the Trust is not required by law to hold annual shareholder meetings, it may hold meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Trust's Declaration of Trust. Meetings of shareholders normally will not be held for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the Act, shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Trust Agreement, the Trustees are required to call a meeting of shareholders for the purpose of voting on the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Trust's outstanding shares.

Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares have equal voting rights, which cannot be adversely modified other than by majority vote. Shares are transferable but have no preemptive, conversion or subscription rights. Physical shares certificates are not issued for shares of the Funds.

Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Trust Agreement provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of a Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility that the Trust believes is remote. Upon payment of any liability incurred by a Fund, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Funds in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

PROXY VOTING POLICIES AND
PROCEDURES

The Board of Trustees of the Funds has delegated authority to vote all proxies related to each Fund's portfolio securities to Alger Management, the Fund's investment manager. Alger Management, an investment adviser registered under the Investment Advisers Act of 1940, as amended, maintains discretionary authority over client accounts, including the Funds, and is responsible for voting proxies of all foreign and domestic securities held in the Funds. Management views the responsibility its clients have entrusted to it seriously and has adopted and implemented written policies and procedures designed to ensure that proxies are voted in the best interests of its clients.

Alger Management delegates its proxy voting authority for all foreign and domestic securities held in the Funds to Institutional Shareholder Services, Inc. ("ISS"), a leading proxy voting service provider and registered investment adviser. ISS votes proxies strictly in accordance with pre-determined proxy voting guidelines in order to minimize conflicts of interest. The pre-determined proxy voting guidelines, which are summarized below, address matters such as operations, board of directors, proxy contests, anti-takeover defenses, mergers and corporate restructuring, state of incorporation, capital structure, executive and director compensation, social and environmental issues and mutual fund proxies. ISS will recuse itself from voting proxies should it have a material conflict of interest with the company whose proxies are at issue. Alger Management monitors ISS' proxy voting policies and procedures on a quarterly basis to ensure that the proxies are voted in the best interests of the Fund.

Alger Management maintains records of its proxy voting policies and procedures. Alger Management or ISS, on Management's behalf, maintains proxy statements received regarding securities held by each Fund; records of votes cast on behalf of each Fund; records of requests for proxy voting information; and any documents prepared that were material to making a voting decision.

No later than August 31st each year, the Fund's proxy voting record for the most recent 12 months ended June 30th will be available upon request by calling (800) 992-3863 and/on the Funds' website and on the Securities and Exchange Commission's website at http://www.sec.gov.

The following is a summary of the pre-determined voting guidelines used by Alger Management or ISS, on Alger Management's behalf, to vote proxies of securities held by the Funds.

Operational Issues

Vote FOR proposals to ratify auditors, unless an auditor has a financial interest in the company, fees for non-audit services are excessive or there is reason to believe that the auditor's opinion is inaccurate.

Board of Directors

Votes on director nominees in uncontested elections are made on a CASE-BY-CASE basis, examining such factors as the independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity.

Proxy Contests

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis considering such factors as the management's track record, qualifications of director nominees and an evaluation of what each side is offering shareholders.

Anti-Takeover Defenses

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Mergers and Corporate Restructurings

Vote on a CASE-BY-CASE basis on mergers and corporate restructurings based on factors such as financial issues and terms of the offer.

State of Incorporation

Proposals for changing a company's state of incorporation are evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating.

Capital Structure

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights; Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed.

Executive and Director Compensation

Votes are determined on a CASE-BY-CASE basis analyzing the estimated dollar cost for the proposed plan.

Social and Environmental Issues

Votes are determined on a CASE-BY-CASE basis, with a focus on how the proposal will enhance the economic value of the company.

Mutual Fund Proxies

Votes to elect directors are determined on a CASE-BY-CASE basis, considering factors such as board structure and director independence and qualifications.

IN GENERAL

Current performance information for the Funds may be obtained by calling the Funds at (800) 992-3863. Quoted performance may not be indicative of future performance. The performance will depend upon factors such as its expenses and the types and maturities of securities held by the Fund.

From time to time, advertisements or reports to shareholders may compare the yield or performance of a Fund with that of other mutual funds with a similar investment objective. The performance of the Fund, for example, might be compared with rankings prepared by Lipper Analytical Services Inc., which is a widely-recognized, independent service that monitors the performance of mutual funds, as well as with various unmanaged indices, such as the S&P 500 Index or the Russell 3000 Growth Index. In addition, evaluations of the Fund published by nationally recognized ranking services or articles regarding performance, rankings and other Fund characteristics may appear in national publications including, but not limited to, Barron's, Business Week, Forbes, Institutional Investor, Investor's Business Daily, Kiplinger's Personal Finance, Money, Morningstar, The New York Times, Usa Today and The Wall Street Journal and may be included in advertisements or communications to shareholders. Any given performance comparison should not be considered as representative of the Fund's performance for any future period.

In addition to material we routinely provide to shareholders, we may, upon request, make additional statistical information available regarding The Spectra Funds. Such information will include, among other things, relative weightings and characteristics of Fund portfolios versus their respective index and security specific impact on overall portfolio performance. Please contact the Funds at (800) 711-6141 to obtain such information.

FINANCIAL STATEMENTS

The Trust's financial statements for the year ended October 31, 2007, are contained in the Reports to shareholders for those periods and are hereby incorporated by reference. Copies of the Trust's Annual Report may be obtained free of charge by telephoning (800) 711-6141. As of the date of this Statement of Additional Information, none of the Funds other than Spectra Fund has completed a full fiscal year of operations.

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APPENDIX

Description of certain rating categories assigned by Standard & Poor's, a division of the McGraw-Hill Companies, Inc ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch, Inc. ("Fitch"), Dominion Bond Rating Service Limited ("DBRS") and A. M. Best Company, Inc. ("Best").

COMMERCIAL PAPER AND SHORT-TERM RATINGS

The designation A-l by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-l.

The rating Prime-l (P-l) is the highest commercial paper rating assigned by Moody's. Issuers of P-l paper must have a superior capacity for repayment of short-term promissory obligations and ordinarily will be evidenced by leading market positions in well-established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

The rating Fitch-l (Highest Grade) is the highest commercial paper rating assigned by Fitch. Paper rated Fitch-l is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

BOND AND LONG-TERM RATINGS S&P

Bonds rated AA by S&P are judged by S&P to be high-grade obligations and in the majority of instances differ only in small degree from issues rated AAA (S&P's highest rating). Bonds rated AAA are considered by S&P to be the highest grade obligations and possess the ultimate degree of protection as to principal and interest. With AA bonds, as with AAA bonds, prices move with the long-term money market. Bonds rated A by S&P have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

S&P's BBB-rated bonds, or medium-grade category bonds, are borderline between definitely sound obligations and those where the speculative elements begin to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. These bonds generally are more responsive to business and trade conditions than to interest rates. This group is the lowest that qualifies for commercial bank investment.

Debt rated BB and B by S&P is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

Debt rated B by S&P has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB rating.

Moody's

Bonds rated Aa by Moody's are judged to be of high quality by all standards. Together with bonds rated Aaa (Moody's highest rating) they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than those applicable

APPENDIX
(continued)

to Aaa securities. Bonds that are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment in the future.

Moody's Baa-rated bonds are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Bonds rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds rated B by Moody's generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Fitch

Bonds rated AAA by Fitch are judged by Fitch to be strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions and liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB-rated bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Fitch's BB-rated bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

Fitch's B-rated bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

DBRs

Bonds rated AAA by DBRS are considered to be of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.

APPENDIX
(continued)

Bonds rated AA are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

Bonds rated A are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the A category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

Bonds rated BBB are considered to be of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.

Bonds rated BB are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

Bonds rated "B" are regarded as highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

A.M. Best

The issuer of long-term debt rated aaa has, in a.m. Best's opinion, an exceptional ability to meet the terms of its obligation. The rating aa is assigned to issues where the issuer has, in a.m. Best's opinion, a very strong ability to meet the terms of its obligation., and issues are rated a where the ability to meet the terms of the obligation is regarded as strong. The issuer of debt rated bbb is considered to have an adequate ability to meet the terms of its obligation but to be more susceptible to changes in economic or other conditions.

The issuer of bb-rated long-term debt has, in a.m. Best's opinion, speculative credit characteristics, generally due to a moderate margin of principal and interest payment protection and vulnerability to economic changes. The issuer of long-term debt rated b is considered to have extremely speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.

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Investment Manager:

Fred Alger Management, Inc.
111 Fifth Avenue
New York, New York 10003

Distributor:

Fred Alger & Company, Incorporated
Harborside Financial Center
600 Plaza One
Jersey City, New Jersey 07311

Transfer Agent:

State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
Attn: The Spectra Funds
P.O. Box 8480
Boston, MA 02266-8480

Independent Registered Public
Accounting Firm:

Ernst & Young LLP
5 Times Square
New York, New York 10036

Counsel:

Stroock & Stroock & Lavan, LLP
180 Maiden Lane
New York, New York 10038

The Spectra Funds

STATEMENT OF
ADDITIONAL
INFORMATION

March 1, 2008

SSAI

PART C

OTHER INFORMATION

Item 23.            Exhibits

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

(a-1)	Agreement and Declaration of Trust (1) [EDGAR 2/98]

(a-2)	Certificate of Amendment of the Declaration of Trust and Certificate of Designation for Spectra Green Fund, Spectra Alchemy Fund and Spectra International Opportunities Fund, dated January 4, 2007 (6)

(a-3)	Certificate of Designation for Spectra Technology Fund (8)

(b)	Amended and Restated By-laws of Registrant 12/7/2004 (5)

(c)	See Exhibits (a) and (b)

(d-1)	Investment Advisory Agreement between The Spectra Fund and Fred Alger Management, Inc., dated January 17, 2007 (6)

(e-1)	Distribution Agreement (1) [EDGAR 2/98]

(e-2)	Amendment to the Distribution Agreement for The Spectra Funds, dated February 14, 2007 (6)

(g-1)	Custodian Agreement between The Spectra Funds and State Street Bank and Trust, dated January 11, 2007 (6)

(g-2)	Additional Series Letter for Spectra Alchemy Fund and Spectra International Opportunities Fund dated March 1, 2007 (7).

(h-1)	Shareholder Servicing Agreement (1) [EDGAR 2/98]

(h-2)	Shareholder Administrative Services Agreement among Alger Shareholder Services, Inc., the Registrant, et. al. effective 2/28/2005 (4)

(h-3)	Transfer Agency and Service Agreement Between Certain Investment Companies Managed by Fred Alger Management, Inc. (including Registrant) and State Street Bank and Trust Company 11/22/2004 (4)

(h-4)	Amendment No. 1 to the Shareholder Administrative Services Agreement dated June 30, 2007 (8)

(i-1)	Opinion and Consent of Sullivan & Worcester (2)

(i-2)	Opinion and Consent of Sullivan & Worcester (3)

(i-3)	Opinion and Consent of Sullivan & Worcester (8)

(j-1)	Consent of Ernst & Young LLP - filed herewith.

(j-2)	Consent of BKD, LLP - filed herewith.

(m-1)	Distribution Plan Pursuant to Rule 12b-1 for Class N Shares of the Spectra Fund, dated January 17, 2007 (6)

(p)	Amended and Restated Code of Ethics 5/11/2004 (4)

(q-1)

Powers of Attorney executed by Daniel C. Chung, Frederick A. Blum, Hilary M. Alger, Stephen E. O’Neil, Charles F. Baird, Jr., Roger P. Cheever, Lester L. Colbert, Jr., Nathan E. Saint-Amand, M.D. and David Rosenberg (7).

(1)	Incorporated by reference to Registrant’s Registration Statement (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) on October 6, 1995.

(2)	Incorporated by reference to Post-Effective Amendment No. 4 filed with the SEC on December 22, 1998.

(3)	Incorporated by reference to Post-Effective Amendment No. 8 filed with the SEC on June 30, 2000.

(4)	Incorporated by reference to Post-Effective Amendment No. 13 filed with the SEC on February 18, 2005.

(5)	Incorporated by reference to Post-Effective Amendment No. 14 filed with the SEC on February 28, 2006.

(6)	Incorporated by reference to Post-Effective Amendment No. 20 filed with the SEC on February 27, 2007.

(7)	Incorporated by reference to Post-Effective Amendment No. 21 filed with the SEC on July 27, 2007.

(8)	Incorporated by reference to Post-Effective Amendment No. 22 filed with the SEC on October 10, 2007.

Item 24.            PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None.

Item 25.            INDEMNIFICATION

Under Section 8.4 of Registrant’s Agreement and Declaration of Trust, any past or present Trustee or officer of Registrant (including persons who serve at Registrant’s request as directors, officers or Trustees of another organization in which Registrant has any interest as a shareholder, creditor or otherwise [hereinafter referred to as a “Covered Person”]) is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any action, suit or proceeding to which he may be a party or otherwise involved by reason of his being or having been a Covered Person. This provision does not authorize indemnification when it is determined, in the manner specified in the Agreement and Declaration of Trust, that such Covered Person has not acted in good faith in the reasonable belief that his actions were in or not opposed to the best interests of Registrant.

Moreover, this provision does not authorize indemnification when it is determined, in the manner specified in the Agreement and Declaration of Trust, that such Covered Person would otherwise be liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. Expenses may be paid by Registrant in advance of the final disposition of any action, suit or proceeding upon receipt of an undertaking by such Covered Person to repay such expenses to Registrant in the event that it is ultimately determined that indemnification of such expenses is not authorized under the Agreement and Declaration of Trust and either (i) the Covered Person provides security for such undertaking, (ii) Registrant is insured against losses from such advances, or (iii) the disinterested Trustees or independent legal counsel determines, in the manner specified in the Agreement and Declaration of Trust, that there is reason to believe the Covered Person will be found to be entitled to indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 26.            BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Fred Alger Management, Inc. (“Alger Management”), which serves as investment manager to the Registrant, is generally engaged in rendering investment advisory services to institutions and, to a lesser extent, individuals. Alger Management presently serves as investment adviser to one closed-end investment company and to four other open-end investment companies.

Set forth below is the name and principal business address of each company, excluding Alger Management advised funds, for which a director or officer of Alger Management serves as a director, officer or employee:

Alger Associates, Inc.

Fred Alger International Advisory S.A.

Alger SICAV

Analysts Resources, Inc.

111 Fifth Avenue, New York, New York 10003

Fred Alger & Company, Incorporated

Harborside Financial Center, 600 Plaza One

Jersey City, New Jersey 07302

Listed below are the officers of Alger Management.

NAME AND POSITION WITH	OTHER SUBSTANTIAL BUSINESS, PROFESSION
ALGER MANAGEMENT	OR VOCATION
Daniel C. Chung President, Chief Investment Officer and Director	President and Director of Alger Associates, Inc., and Fred Alger International Advisory S.A.; Director of Fred Alger & Company, Incorporated and Analysts Resources, Inc.

Robert Kincel Chief Financial Officer, Senior Vice President and Treasurer	Chief Financial Officer of Fred Alger & Company, Incorporated

Hal Liebes Executive Vice President, Chief Legal Officer, Director and Secretary

Executive Vice President, Chief Legal Officer and Director of Fred Alger & Company, Incorporated; Director of Alger Associates, Inc. Director, Chief Operating Officer and Secretary of Analyst Resources, Inc.; Director of Fred Alger International Advisory, S.A.

Michael D. Martins Senior Vice President

Lisa Moss Vice President and Assistant General Counsel

Barry J. Mullen Senior Vice President and Chief Compliance Officer

For more information as to the business, profession, vocation or employment of a substantial nature of additional officers of Alger Management, reference is made to Alger Management’s current Form ADV (SEC File No. 801-06709) files under the Investment Advisers Act of 1940, incorporated herein by reference.

Item 27.            PRINCIPAL UNDERWRITER

(a) Alger Inc. acts as principal underwriter for Registrant, The Alger Funds, The Alger American Fund, The Alger Institutional Funds, and The China-U.S. Growth Fund and has acted as subscription agent for Castle Convertible Fund, Inc.

(b) The information required by this Item 27 with respect to each director, officer or partner of Alger Inc. is incorporated by reference to Schedule A of Form BD filed by Alger Inc. pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-6423).

(c) Not applicable.

Item 28.            LOCATION OF ACCOUNTS AND RECORDS

All accounts and records of Registrant are maintained by Mr. Robert Kincel, Fred Alger & Company, Incorporated, Harborside Financial Center, 600 Plaza One, Jersey City, NJ 07311.

Item 29.            MANAGEMENT SERVICES

Not applicable.

Item 30.            UNDERTAKINGS

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that this Amendment meets all of the requirements for effectiveness under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and State of New York on the 27th day of February, 2008.

SPECTRA FUND

By:	*
Dan C. Chung,
President

ATTEST:	/s/	Hal Liebes
Hal Liebes, Secretary

Pursuant to the requirements of the Securities Act, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

	President	February 27, 2008
*	(Chief Executive Officer)
Dan C. Chung

/s/ Michael D. Martins	Treasurer (Chief Financial Officer)	February 27, 2008
Michael D. Martins

*	Trustee	February 27, 2008
Charles F. Baird, Jr.

*	Trustee	February 27, 2008
Roger P. Cheever

*	Trustee	February 27, 2008
Lester L. Colbert, Jr.

*	Trustee	February 27, 2008
Hilary M. Alger

*	Trustee	February 27, 2008
David Rosenberg

*	Trustee	February 27, 2008
Nathan E. Saint-Amand

*	Trustee	February 27, 2008
Stephen E. O’Neil

*By:	/s/ Hal Liebes
Hal Liebes
Attorney-in-Fact

Exhibit Index

(j-1)	Consent of Ernst & Young LLP

(j-2)	Consent of BKD, LLP